As filed with the Securities and Exchange Commission on January 26, 2005

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No.

☐  Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK FUNDSSM

(Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, DE 19809

(Address of Principal Executive Offices)

Telephone Number: (888) 825-2257

(Area Code and Telephone Number)

Brian Kindelan, Esq.

BlackRock Advisors, Inc.

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, DE 19809

(Name and Address of Agent for Service)

Copies to:

Sarah E. Cogan, Esq. Cynthia G. Cobden, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3954	Richard T. Prins, Esq. Thomas A. DeCapo, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522	Jeffrey S. Winer, Esq. CIGNA Investment Management 280 Trumbull Street, H16C Hartford, Connecticut 06103

Approximate Date of Proposed Public Offering:    As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on February 26, 2005 pursuant to Rule 488 under the Securities Act of 1933.

Title of securities being registered: Investor A shares, with a par value of $0.001 per share, of the BlackRock Core Bond Total Return Portfolio, a series of the registrant. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 811-05742) pursuant to Rule 24f-2 under the Investment Company Act of 1940.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of CIGNA Investment Securities.

2.	Questions and Answers to Shareholders of CIGNA Investment Securities.

3.	Notice of Special Meeting of Shareholders of CIGNA Investment Securities.

4.	Combined Prospectus/Proxy Statement regarding (a) the Reorganization of CIGNA Investment Securities, a closed-end management investment company, into the BlackRock Core Bond Total Return Portfolio, a series of BlackRock FundsSM, an open-end management investment company; and (b) the proposed Interim Advisory Agreement between CIGNA Investment Securities and BlackRock Advisors, Inc.

Appendix A: Fundamental Restrictions

Appendix B: Additional Details on Investment Advisory Arrangements

Appendix C: Form of Agreement and Plan of Reorganization

Appendix D: Share Price Data for the CIGNA Fund

Appendix E: Form of Interim Investment Advisory Agreement

5.	Statement of Additional Information regarding the proposed Reorganization of CIGNA Investment Securities into the BlackRock Core Bond Total Return Portfolio.

6.	Part C Information

7.	Exhibits

CIGNA INVESTMENT SECURITIES

c/o CIGNA Investment Advisors, Inc.

280 Trumbull Street

Hartford, CT 06103

                 , 2005

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the “Special Meeting”) of CIGNA Investment Securities (the “CIGNA Fund”), a closed-end management investment company, to be held on                  , 2005. Before the meeting, I would like to provide you with additional background and ask for your vote on two important proposals affecting the CIGNA Fund.

As you know, the CIGNA Fund was advised by TimesSquare Capital Management, Inc., now known as CIGNA Investment Advisors, Inc. (“CIGNA Advisors”). In June 2004, CIGNA Advisors informed the Board of Trustees of the CIGNA Fund that it had decided to exit the business of managing investment companies. Promptly thereafter, the CIGNA Fund’s independent Trustees (the Trustees who are not “interested persons” of the CIGNA Fund, as defined in the Investment Company Act of 1940) undertook a search for a suitable replacement. In the course of this process they evaluated numerous candidates who appeared to be highly qualified to take over both the investment management and administrative duties previously performed by CIGNA Advisors. They also considered various structural alternatives including continuation of the CIGNA Fund as a separate legal entity and a reorganization of the CIGNA Fund into an existing open-end or closed-end fund. The two proposals described in the enclosed Combined Prospectus/Proxy Statement are the result of this process.

The first proposal you will be asked to consider at the meeting is the proposed reorganization (the “Reorganization”), pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”), of the CIGNA Fund into the BlackRock Core Bond Total Return Portfolio (the “BlackRock Fund”), a series of BlackRock FundsSM, an open-end investment management company. The BlackRock Fund’s investment objective and investment policies are similar to those of the CIGNA Fund. CIGNA Advisors and BlackRock Advisors, Inc. (“BlackRock Advisors”) have agreed to pay all expenses of completing the Reorganization, including proxy solicitation costs. The second proposal you will be asked to consider at the meeting is the approval of the interim advisory agreement (the “Interim Advisory Agreement”) between the CIGNA Fund and BlackRock Advisors.

The Board of Trustees of the CIGNA Fund believes the proposals are in the best interests of the CIGNA Fund and its shareholders, and unanimously recommends that you vote “FOR” approval of the Plan of Reorganization and “FOR” approval of the Interim Advisory Agreement.

I encourage you to carefully review the enclosed materials, which explain these proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote in one of the following ways:

•	By calling toll-free at 1-877-779-8683;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

Richard H. Forde

Chairman of the Board

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issues to be voted on.

Q:	WHY IS A SHAREHOLDER MEETING BEING HELD?

A:	You are being asked to approve a reorganization (the “Reorganization”), pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”), of CIGNA Investment Securities (the “CIGNA Fund”), a closed-end management investment company, into BlackRock Core Bond Total Return Portfolio (the “BlackRock Fund”), a series of BlackRock FundsSM, an open-end management investment company. The BlackRock Fund pursues an investment objective and investment strategy similar to that of the CIGNA Fund. If the proposed Plan of Reorganization is approved and completed, an account at the BlackRock Fund will be set up in your name, you will receive Investor A shares of the BlackRock Fund, and the CIGNA Fund will be dissolved. Holders of BlackRock Fund Investor A shares will have the right to redeem their BlackRock Fund shares at their net asset value and will have exchange privileges among other BlackRock funds. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the BlackRock Core Bond Total Return Portfolio.

The Reorganization arises out of the decision by TimesSquare Capital Management, Inc., now known as CIGNA Investment Advisors, Inc. (“CIGNA Advisors”), to exit the business of managing investment companies. Promptly after being notified of that decision, the CIGNA Fund’s independent Trustees (the Trustees who are not “interested persons” of the CIGNA Fund, as defined in the 1940 Act) undertook a search for a suitable replacement. In the course of this process they evaluated numerous candidates who appeared to be highly qualified to take over both the investment management and administrative duties previously performed by CIGNA Advisors. They also considered various structural alternatives including continuation of the CIGNA Fund as a separate legal entity and a reorganization of the CIGNA Fund into an existing open-end or closed-end fund. The two proposals described in the enclosed Combined Prospectus/Proxy Statement are the result of this process.

The CIGNA Fund was advised by CIGNA Advisors through November 23, 2004. Having determined to recommend the Reorganization and given that CIGNA Advisors had decided to exit the business of managing investment companies, on November 23, 2004, the Board of Trustees of the CIGNA Fund (the “CIGNA Board”) approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between BlackRock Advisors, Inc. (“BlackRock Advisors”) and the CIGNA Fund, pursuant to which BlackRock Advisors serves as investment adviser to the CIGNA Fund. In addition to approving the Plan of Reorganization, you are also being asked to approve the Interim Advisory Agreement so that BlackRock Advisors can manage the CIGNA Fund until the earlier of April 22, 2005 or the closing of the Reorganization, and receive advisory fees which will be held in escrow pending shareholder approval.

BlackRock Advisors, a Delaware corporation, was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock Advisors is a wholly-owned subsidiary of BlackRock, Inc., which is a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock, Inc. is one of the largest publicly traded investment management firms in the United States with approximately $323.5 billion of assets under management at September 30, 2004. BlackRock, Inc. manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

Q:	HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A:	After careful consideration, the CIGNA Board has determined that the proposed Plan of Reorganization and Interim Advisory Agreement will benefit shareholders of the CIGNA Fund and recommends that you cast your vote “FOR” the proposed Plan of Reorganization and “FOR” approval of the Interim Advisory Agreement. An explanation of the factors considered by the CIGNA Board is included below under the caption “Summary—Background and Reasons for the Proposed Reorganization and Adoption of the Interim Advisory Agreement.”

Q:	WHY IS AN INTERIM ADVISORY AGREEMENT BEING VOTED ON?

A:	Having determined to recommend the Reorganization, and given that CIGNA Advisors had decided to exit the business of managing investment companies, the CIGNA Board appointed BlackRock Advisors as interim investment adviser to the CIGNA Fund on the same terms as the previous investment advisory agreement with CIGNA Advisors until the earlier of April 22, 2005 or the closing of the Reorganization.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), shareholders must approve any new investment advisory agreement for the CIGNA Fund. However, Rule 15a-4 under the 1940 Act permits the CIGNA Board to appoint an adviser on an interim basis without prior shareholder approval if the new adviser agrees to provide services on the same terms as the previous adviser. An adviser may act on an interim basis for a period of 150 days (in this case, until April 22, 2005). In addition, because BlackRock Advisors will be making a payment to CIGNA Advisors as discussed below, pursuant to Rule 15a-4 any fees that BlackRock Advisors is entitled to under the Interim Advisory Agreement will be held in escrow until shareholder approval of such agreement is obtained. If shareholders of the CIGNA Fund do not approve the Interim Advisory Agreement, BlackRock Advisors will not receive the fee under the Interim Advisory Agreement with the CIGNA Fund, but would instead be paid a fee based upon BlackRock Advisors’ cost in managing the CIGNA Fund.

If the Plan of Reorganization and the Interim Advisory Agreement are not approved by shareholders by April 22, 2005, the CIGNA Board will consider what action to take, unless an extension of the 150 day-period is permitted by a rule or independent position of the staff of the Securities and Exchange Commission.

Q:	HOW WILL THE REORGANIZATION AFFECT ME?

A:	Assuming shareholders of the CIGNA Fund approve the proposed Plan of Reorganization, the assets and certain stated liabilities of the CIGNA Fund will be combined with those of the BlackRock Fund, an account will be set up in your name at the BlackRock Fund, and you will receive Investor A shares of the BlackRock Fund with the same aggregate net asset value as shares of the CIGNA Fund held by you immediately before the Reorganization. As a result of the Reorganization, you will become a shareholder of the BlackRock Fund.

Q:	WHAT WILL BE THE RESULT OF MY BECOMING A SHAREHOLDER OF AN OPEN-END FUND?

A:	Currently, your CIGNA Fund shares trade on the New York Stock Exchange and may only be purchased and sold through a broker or dealer at the market price, plus a brokerage commission. CIGNA Fund shares have often traded at a discount from their net asset value. Further information in this regard is reflected in Appendix D. If consummated, the Reorganization will give you the opportunity to capture the value of the discount between market price and net asset value of your CIGNA Fund shares, if any, at the time of the Reorganization, because you will become a holder of Investor A shares in the BlackRock Fund with the same aggregate net asset value as shares of the CIGNA Fund. Conversely, if the CIGNA Fund shares are trading at a premium to net asset value at the time of the Reorganization, you will not be able to realize the value of that premium. As the holder of shares in an open-end fund, you may redeem your shares of the BlackRock Fund at any time at the next net asset value calculated after the redemption request. There is no sales charge when you become an Investor A shareholder of the BlackRock Fund through the Reorganization, although purchases of additional Investor A shares of the BlackRock Fund will be subject to a sales charge.

Q:	WHO WILL ADVISE THE COMBINED FUND ONCE THE REORGANIZATION IS COMPLETED?

A:	BlackRock Advisors will manage the combined fund after the Reorganization. BlackRock Financial Management, Inc. and its portfolio managers that currently run the day-to-day operation of the BlackRock Fund, will serve as sub-adviser and will be paid a sub-advisory fee by BlackRock Advisors (not by the combined fund).

Q:	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A:	If the Reorganization is not approved by shareholders, the CIGNA Board will consider what action to take. Such action could include liquidating the CIGNA Fund or seeking relief from the Securities and Exchange Commission to permit BlackRock Advisors to serve as investment adviser beyond the 150-day period previously discussed.

Q:	WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A:	You will pay no sales load, commission or other similar fee in connection with the Reorganization, although purchases of additional Investor A shares of the BlackRock Fund will be subject to a sales charge.

Q:	HOW DO OPERATING EXPENSES PAID BY THE BLACKROCK FUND COMPARE TO THOSE PAYABLE BY THE CIGNA FUND?

A:	BlackRock Advisors has committed to maintain the combined fund’s net operating expense ratio at a level that is no greater than that of the CIGNA Fund for the year ended June 30, 2004, until February 1, 2007.

Q:	WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE BLACKROCK FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A:	If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into Investor A shares of the BlackRock Fund. We will send you written confirmation that this change has taken place. The net asset value of the BlackRock Fund Investor A shares you receive in the Reorganization will be equal to the net asset value of the CIGNA Fund shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the CIGNA Fund, it is not necessary to surrender such certificates.

Q:	WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A:	The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the CIGNA Fund will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange solely for the shares of the BlackRock Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of the shares of the BlackRock Fund in connection with the Reorganization.

Q:	HOW DO I VOTE MY PROXY?

A:	You may cast your vote by mail or phone. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote via telephone, please have the voting form in hand and call the number on the enclosed form and follow the instructions.

Q:	WHEN WILL THE REORGANIZATION OCCUR?

A:	If approved by shareholders, the Reorganization is expected to occur in [early 2005].

Q:	WHOM DO I CONTACT FOR FURTHER INFORMATION?

A:	You can contact your financial advisor for further information. You may also call 1-800-334-0384.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

CIGNA INVESTMENT SECURITIES

c/o CIGNA Investment Advisors, Inc.

280 Trumbull Street

Hartford, CT 06103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY     , 2005

To Shareholders:

This is to notify you that a Special Meeting of Shareholders of CIGNA Investment Securities (the “CIGNA Fund”), a closed-end management investment company, will be held on                  , 2005 at         , Eastern time, at [                                                                                                                                                               ], for the following purposes:

1.	To consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which the CIGNA Fund would transfer all of its assets and certain stated liabilities to the BlackRock Core Bond Total Return Portfolio (the “BlackRock Fund”) in exchange solely for Investor A shares of the BlackRock Fund, which will be distributed by the CIGNA Fund to the holders of its shares in complete liquidation thereof. As a result of the Reorganization you will become shareholders of the BlackRock Fund. Your Board of Trustees recommends that you vote FOR this proposal.

2.	To consider a proposal to approve an interim investment advisory agreement (the “Interim Advisory Agreement”) between the CIGNA Fund and BlackRock Advisors, Inc. (“BlackRock Advisors”) pursuant to which BlackRock Advisors has provided advisory services for the CIGNA Fund since November 24, 2004, when the advisory agreement between the CIGNA Fund and TimesSquare Capital Management, Inc., now known as CIGNA Investment Advisors, Inc., was terminated. Approval of the Interim Advisory Agreement will enable BlackRock Advisors to receive advisory fees currently held in escrow pending shareholder approval. Your Board of Trustees recommends that you vote FOR this proposal.

3.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The Board of Trustees of the CIGNA Fund has fixed the close of business on                     , 2005 as the record date for determination of shareholders of the CIGNA Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN                     , 2005. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE CIGNA FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. [CERTAIN] SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE; PLEASE SEE PAGES 4 TO 6 FOR DETAILS. IF YOU VOTE BY PROXY AND THEN DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

By Order of the Board of Trustees

Richard H. Forde

Chairman of the Board

                 , 2005

Date of Notice

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK CORE BOND TOTAL RETURN PORTFOLIO

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, Delaware 19809

(888) 825-2257

CIGNA INVESTMENT SECURITIES

c/o CIGNA Investment Advisors, Inc.

280 Trumbull Street

Hartford, Connecticut 06103

(800) 528-6718

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of CIGNA Investment Securities (the “CIGNA Fund”). A special meeting of shareholders of the CIGNA Fund (the “Special Meeting”) will be held at [                                                                                                                                                        ] on                  , 2005 at             , Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the CIGNA Fund at the close of business on                    , 2005 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, Proxy form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the CIGNA Fund on or about                     , 2005. Whether or not you expect to attend the Special Meeting or any adjournment thereof, the Board of Trustees of the CIGNA Fund (the “CIGNA Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1.	To consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which the CIGNA Fund would transfer all of its assets and certain stated liabilities to the BlackRock Core Bond Total Return Portfolio (the “BlackRock Fund”) in exchange solely for Investor A shares of the BlackRock Fund, which will be distributed by the CIGNA Fund to the holders of its shares in complete liquidation thereof;

2.	To consider a proposal to approve an interim investment advisory agreement (the “Interim Advisory Agreement”) between the CIGNA Fund and BlackRock Advisors, Inc. (“BlackRock Advisors”) pursuant to which BlackRock Advisors has provided advisory services for the CIGNA Fund since November 24, 2004, when the advisory agreement between the CIGNA Fund and TimesSquare Capital Management, Inc., now known as CIGNA Investment Advisors, Inc. (“CIGNA Advisors”), was terminated; and

3.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The Board of Trustees of each of the CIGNA Fund and the BlackRock FundsSM (of which the BlackRock Fund is a series) has approved the reorganization by which the CIGNA Fund, a closed-end management investment company, would be reorganized into the BlackRock Fund, a series of BlackRock FundsSM, an open-end management investment company (the “Reorganization”). The BlackRock Fund has an investment objective and investment policies and practices similar to those of the CIGNA Fund. The Reorganization arises out of the decision by CIGNA Advisors to exit the business of managing investment companies. Promptly after being notified of that decision, the CIGNA Fund’s Trustees who are not “interested persons” of the CIGNA Fund as defined in the 1940 Act (the “independent CIGNA Trustees”), undertook a search for a suitable replacement. In the course of this process they evaluated numerous candidates who appeared to be highly qualified to take over both the investment management and administrative duties previously performed by CIGNA Advisors. They also considered various structural alternatives including continuation of the CIGNA Fund as a separate legal entity and a reorganization of the CIGNA Fund into an existing open-end or closed-end fund. The two proposals described in the enclosed Combined Prospectus/Proxy Statement are the result of this process.

The CIGNA Fund and the BlackRock Fund are sometimes each referred to herein as a “Fund” and collectively as the “Funds.”

The Board of Trustees of the CIGNA Fund has also approved the Interim Advisory Agreement, pursuant to which BlackRock Advisors serves as interim investment adviser to the CIGNA Fund, under the same terms of the previous advisory agreement between the CIGNA Fund and CIGNA Advisors.

If the CIGNA Fund shareholders approve the Plan of Reorganization, the CIGNA Fund will transfer all of its assets and certain stated liabilities to the BlackRock Fund. The BlackRock Fund will simultaneously issue Investor A shares to the CIGNA Fund in an amount equal to the net asset value of the outstanding shares of the CIGNA Fund. Immediately thereafter, the CIGNA Fund will distribute the Investor A shares of the BlackRock Fund to its shareholders. After distributing the Investor A shares, the CIGNA Fund will be dissolved. When the Reorganization is complete, CIGNA Fund shareholders will hold Investor A shares of the BlackRock Fund. The net asset value of the BlackRock Fund shares received in the Reorganization will equal the net asset value of the CIGNA Fund shares held immediately prior to the Reorganization. After the Reorganization, the BlackRock Fund will continue to operate as a separate series of BlackRock FundsSM, an open-end management investment company.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the CIGNA Fund should know before voting on the Reorganization and the Interim Advisory Agreement and constitutes an offering of the Investor A shares of the BlackRock Fund. Please read it carefully and retain it for future reference. A Statement of Additional Information dated                      , 2005 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. A Prospectus (the “BlackRock Fund Prospectus”) and Statement of Additional Information containing additional information about the BlackRock Fund, each dated January 28, 2004 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the BlackRock Fund Prospectus, which also includes information about other BlackRock funds, accompanies this Combined Prospectus/Proxy Statement. The BlackRock Fund revises and updates its prospectus on an annual basis and a new revised prospectus dated January 31, 2005 will be available and mailed to you on or about January 31, 2005. Information about the CIGNA Fund is included in this Combined Prospectus/Proxy Statement. Reports and other information filed by the CIGNA Fund can be inspected in person at the Public Reference facilities maintained by the SEC at the address below, and copies of such materials can be obtained from the Public Reference Branch at the address below. In addition, shares of common stock of the CIGNA Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “IIS”. Reports and other information concerning the CIGNA Fund can be inspected by contacting the NYSE at New York Stock Exchange, Inc., 11 Wall Street, New York, New York 10005. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Core Bond Total Return Portfolio	CIGNA Investment Securities
Bellevue Park Corporate Center	c/o CIGNA Investment Advisors, Inc.
100 Bellevue Parkway	280 Trumbull Street
Wilmington, Delaware 19809	Hartford, Connecticut 06103
(800) 441-7762	(800) 528-6718

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, DC 20549

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Branch Officer of Consumer Affairs and Information Services Securities and Exchange Commission 450 5th Street, N.W. Washington, DC 20549-6009 (duplicating fee required)

By Email:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

The Board of Trustees of the CIGNA Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Combined Prospectus/Proxy Statement is                  , 2005.

MANNER OF VOTING PROXIES

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy form or by submitting a Proxy by telephone), the shares of the CIGNA Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments thereof. The Board of Trustees of the CIGNA Fund (the “CIGNA Board”) does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

Proposal One. Approval by the CIGNA Fund of the proposed Plan of Reorganization will require the affirmative vote of the holders of a majority of the shares voted, if holders of at least 30% of the outstanding shares entitled to vote are present or represented by proxy at the Special Meeting. The holders of at least 30% of the shares of the CIGNA Fund entitled to vote shall be a quorum for the Special Meeting with respect to this proposal. If shareholders fail to approve the proposed Plan of Reorganization, the Reorganization will not occur.

Proposal Two. Approval by the CIGNA Fund of the proposed Interim Advisory Agreement will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines the vote as the lesser of (i) 67% or more of the total number of shares of the CIGNA Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of the CIGNA Fund. The holders of a majority of the shares of the CIGNA Fund entitled to vote shall be a quorum for the Special Meeting with respect to this proposal. If shareholders fail to approve the Interim Advisory Agreement, the CIGNA Board will consider what action to take.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the CIGNA Fund without further notice to permit further solicitation of Proxies, provided these persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders of the CIGNA Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for the solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned. A shareholder vote may be taken by the CIGNA Fund on the proposals in this Combined Prospectus/Proxy Statement prior to an adjournment if sufficient votes have been received and the vote is otherwise appropriate. Those proxies which are instructed to vote in favor of the proposals will vote in favor of any such adjournment, and those proxies which are instructed to vote against the proposals will vote against any such adjournment, as applicable.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions and broker “non-votes” will be treated as shares which are present at the Special Meeting and entitled to vote on the matter, but which have not been voted. Abstentions are votes that are marked “withheld”. Broker “non-votes” are proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power. For these reasons, abstentions and broker “non-votes” could assist the CIGNA Fund in obtaining a quorum but will have the same effect as votes “AGAINST” a proposal.

A shareholder may vote:

•	by telephone:

•	through fully automated touch-tone voting; or

•	verbally, with a telephone representative;

•	by mail; or

•	in person at the Special Meeting.

BY TELEPHONE

There are two convenient methods to vote by using the telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy form. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy form at hand. (Please note, however, that telephone voting may not be available to a shareholder whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy form. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy form for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist shareholders with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Proxy Statement, and the representative will not make recommendations on how to vote on the Proposal. Telephone calls will be recorded.

A written confirmation of your telephone instructions will be mailed within      hours. You should immediately call 1-877-779-8683 toll-free between 9 A.M. and 5 P.M. Monday through Friday Eastern time if no confirmation is received or if your instructions have not been properly reflected.

BY MAIL

To vote by mail, you should date and sign the Proxy form included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposals, and return the form in the envelope provided.

ADDITIONAL INFORMATION

Shareholders voting their proxies by telephone need not return their proxy forms by mail.

A person submitting votes by telephone is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone to submit voting instructions, a shareholder is authorizing the Altman Group, a proxy solicitation firm, and its agents, to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Any shareholder who has given a Proxy, whether by telephone, or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone or electronic vote, or a written notice of revocation, or a later-dated Proxy, or by attending the Special Meeting and voting his or her shares in person.

The CIGNA Board believes that the procedures for authorizing the execution of a Proxy by telephone set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

The costs of solicitation will be borne by CIGNA Advisors and BlackRock Advisors. The cost for the Altman Group’s services in connection with the Reorganization and approval of the Interim Advisory Agreement is not expected to exceed $            . Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the CIGNA Fund. Other representatives of the CIGNA Fund may also solicit proxies. Questions about the proposals should be directed to CIGNA Investment Securities, c/o CIGNA Investment Advisors, Inc., 280 Trumbull Street, Hartford, CT 06103, 1-860-757-7455.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The CIGNA Fund is a diversified, closed-end management investment company registered with the SEC and organized as a business trust under the laws of the Commonwealth of Massachusetts. The investment objective of the CIGNA Fund is to generate current income and obtain capital appreciation by investing, under normal market conditions, at least 65% of its total assets in investment-grade debt securities and preferred stocks. Shares of the common stock of the CIGNA Fund currently trade on the NYSE under the ticker symbol “IIS” and may be purchased or sold through a broker or dealer at the current market price plus a brokerage commission.

The BlackRock Fund is a separate series of the BlackRock FundsSM, an open-end management investment company registered with the SEC and organized as a business trust under the laws of the Commonwealth of Massachusetts. The investment objective of the BlackRock Fund is to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index by investing, under normal market conditions, at least 80% of its total assets in bonds. The BlackRock Fund publicly offers its shares on a continuous basis and shares may be purchased through its distributor, BlackRock Distributors, Inc., and numerous financial intermediaries. Shareholders of the BlackRock Fund have the right to exchange their shares for shares of other funds managed by BlackRock Advisors, subject to certain limitations. Additionally, the BlackRock Fund permits its shareholders to redeem their shares at any time upon proper notice.

The Proposed Plan of Reorganization and Interim Advisory Agreement

The Board of Trustees of the CIGNA Fund (the “CIGNA Board”), including the independent CIGNA Trustees, has unanimously approved the Interim Advisory Agreement. Pursuant to the Interim Advisory Agreement, BlackRock Advisors serves as interim investment adviser to the CIGNA Fund on the same terms as the previous advisory agreement with CIGNA Advisors. Additionally, the Board of Trustees of BlackRock Funds, including the independent CIGNA Trustees, unanimously approved the Reorganization. Subject to the CIGNA Fund shareholder approval, the Plan of Reorganization provides for:

•	the transfer of all the assets and certain stated liabilities of the CIGNA Fund to the BlackRock Fund in exchange for Investor A shares of the BlackRock Fund;

•	the distribution of such shares to CIGNA Fund shareholders; and

•	the liquidation and dissolution of the CIGNA Fund.

If the proposed Reorganization is completed, CIGNA Fund shareholders will hold Investor A shares of the BlackRock Fund with the same aggregate net asset value of the CIGNA Fund shares held by shareholders immediately prior to the Reorganization. The CIGNA Fund offers one class of shares. The BlackRock Fund offers six classes of shares. Only one class of shares offered by the BlackRock Fund, Investor A shares, will be received by shareholders of the CIGNA Fund in the Reorganization. Following completion of the Reorganization, shareholders of the CIGNA Fund will be shareholders of the BlackRock Fund, and the CIGNA Fund will be liquidated and dissolved under state law and de-registered under the 1940 Act. After the Reorganization, all of the issued and outstanding shares of the CIGNA Fund will be canceled on the books of the CIGNA Fund and the stock transfer books of the CIGNA Fund will be permanently closed.

BlackRock Advisors is the current investment adviser to the BlackRock Fund. BlackRock Advisors serves as interim investment adviser to the CIGNA Fund pursuant the Interim Advisory Agreement under the same terms of the previous investment advisory agreement between the CIGNA Fund and CIGNA Advisors.

Background and Reasons for the Proposed Reorganization and Adoption of the Interim Advisory Agreement

In June, 2004, CIGNA Advisors informed the CIGNA Board that it had decided to exit the business of managing investment companies. Promptly thereafter, the independent CIGNA Trustees, with assistance from CIGNA Advisors, identified approximately 10 firms that appeared to be highly qualified to take over both the investment management and administrative duties then performed by CIGNA Advisors. At the direction of the independent CIGNA Trustees, CIGNA Advisors sent to each of these firms a written request for proposal. These requests for proposal solicited information on numerous pertinent topics including each firm’s experience managing investment grade bond portfolios and registered investment companies, investment performance, and fund administration capabilities; biographical data of relevant investment professionals; compliance and regulatory matters; and firm financial statements. After reviewing responses from approximately 7 firms, the independent CIGNA Trustees selected two firms, including BlackRock Advisors as finalists and on October 12, 2004 conducted in-person interviews with representatives of both firms.

Following these interviews, the independent CIGNA Trustees made a preliminary determination that BlackRock Advisors was the best candidate to serve CIGNA Fund shareholders on an ongoing basis, noting, among other factors that BlackRock Advisors (i) has a record of superior performance in managing investment grade, fixed income portfolios; (ii) is an experienced investment manager of registered investment companies, including approximately 52 closed-end funds and 47 open-end funds; (iii) is a well-capitalized organization with substantial resources; and (iv) has an outstanding reputation as a manager of fixed income securities. The independent CIGNA Trustees then considered various specific alternatives, including a continuation of the CIGNA Fund as a separate legal entity managed by BlackRock Advisors and a reorganization of the CIGNA Fund into an existing open-end or closed-end fund managed by BlackRock Advisors.

The independent CIGNA Trustees noted that the CIGNA Fund shares have often traded at a discount from their net asset value, and were, at that time trading at a discount net asset value of approximately 11%, and that a reorganization with an open-end fund would give shareholders the opportunity to capture the value of any discount between market price and net asset value of their shares. The independent CIGNA Trustees also noted (i) the similarities between the investment objectives and policies of the BlackRock Fund and the CIGNA Fund; (ii) the strong performance of the BlackRock Fund; (iii) the fact that the BlackRock Fund’s total expense ratio is lower than that of the CIGNA Fund after giving effect to applicable fee waivers; (iv) the willingness of BlackRock Advisors to maintain the combined fund’s net operating expense ratio at a level that is no greater than that of the CIGNA Fund until February 1, 2007; (v) the willingness of CIGNA Advisors and BlackRock Advisors to pay certain expenses associated with the Reorganization; and (vi) the opportunities that CIGNA Fund shareholders would have as shareholders of a larger fund family, including the ability to exchange into other BlackRock funds.

During their evaluations, the independent CIGNA Trustees were made aware of the fact that BlackRock Advisors proposed to make certain payments to CIGNA Advisors in connection with the acquisition of its closed-end fund business, but this did not influence the decision of the CIGNA Board to recommend the Reorganization or approve the Interim Advisory Agreement.

For these and other reasons, the CIGNA Board, including the independent CIGNA Trustees, determined that participation in the Reorganization is in the best interests of the CIGNA Fund and its shareholders and that the interests of shareholders of the CIGNA Fund will not be diluted as a result of the Reorganization.

If the Reorganization does not occur or the Interim Advisory Agreement is not approved, the CIGNA Board will be required to consider other alternatives, such as seeking another investment adviser and administrator, or seeking SEC relief to permit BlackRock Advisors to serve as investment adviser beyond the 150-day period permitted by the 1940 Act. If no such suitable alternatives can be found, the CIGNA Board may be required to liquidate the CIGNA Fund. Any such liquidation will not be tax-free for shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION AND THE INTERIM ADVISORY AGREEMENT.

Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the CIGNA Fund, the BlackRock Fund, nor their respective shareholders will recognize gain or loss in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, each of the CIGNA Fund and the BlackRock Fund will receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP to that effect. No tax ruling from the Internal Revenue Service (“IRS”) regarding the Reorganization has been or will be requested. The opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the CIGNA Fund are sold by the CIGNA Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the CIGNA Fund’s basis in such assets. Any gains will be distributed to the CIGNA Fund’s shareholders as either capital-gain dividends (to the extent of long-term capital gains) and/or short-term capital gain dividends or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a CIGNA Fund shareholder may sell shares of the CIGNA Fund, likely resulting in recognition of gain or loss to such shareholder for U.S. federal income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

PROPOSAL ONE—APPROVAL OF PLAN OF REORGANIZATION

Information About the Plan of Reorganization

General

You are being asked to consider a proposal to approve the Plan of Reorganization pursuant to which the CIGNA Fund would transfer all of its assets and certain stated liabilities to the BlackRock Fund in exchange solely for Investor A shares of the BlackRock Fund, which will be distributed by the CIGNA Fund to the holders of its shares in complete liquidation thereof. As a result of the Reorganization you will become shareholders of the BlackRock Fund. Your Board of Trustees recommends that you vote FOR this proposal.

For more details about the Plan of Reorganization, see Appendix A “Form of Agreement and Plan of Reorganization.” The shares of the BlackRock Fund issued to the CIGNA Fund will have an aggregate net asset value equal to the aggregate net asset value of the CIGNA Fund shares immediately prior to the Reorganization. Upon receipt by the CIGNA Fund of the shares of the BlackRock Fund, the CIGNA Fund will distribute the shares to CIGNA Fund shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix A), the CIGNA Fund will be dissolved under applicable state law.

The distribution of the Investor A shares of the BlackRock Fund will be accomplished by opening new accounts on the books of the BlackRock Fund in the names of the CIGNA Fund shareholders and transferring to those shareholder accounts the shares of the BlackRock Fund. The newly-opened BlackRock Fund accounts will represent the respective number of shares of Investor A shares of the BlackRock Fund that the CIGNA Fund receives under the terms of the Plan of Reorganization. See “Terms of the Plan of Reorganization.”

Accordingly, as a result of the Reorganization, each CIGNA Fund shareholder will own Investor A shares of the BlackRock Fund, having an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s CIGNA Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s net asset value. However, as a result of the Reorganization, each shareholder of the CIGNA Fund and the BlackRock Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

No sales charge or fee of any kind will be assessed to the CIGNA Fund shareholders in connection with their receipt of shares of the BlackRock Fund in the Reorganization, although purchases of additional Investor A shares of the BlackRock Fund will be subject to a sales charge.

Shareholder Approval of the Reorganization

Approval by the CIGNA Fund of the proposed Plan of Reorganization will require the affirmative vote of the holders of a majority of the shares voted, if holders of at least 30% of the outstanding shares entitled to vote are present or represented by proxy at the Special Meeting. The holders of at least 30% of the shares of the CIGNA Fund entitled to vote shall be a quorum for the Special Meeting with respect to this proposal. If shareholders fail to approve the proposed Plan of Reorganization, the Reorganization will not occur.

Terms of the Plan of Reorganization

Pursuant to the Plan of Reorganization, the BlackRock Fund will acquire all of the assets and certain stated liabilities of the CIGNA Fund on the Closing Date in consideration for shares of the BlackRock Fund.

On the Closing Date, the CIGNA Fund will transfer to the BlackRock Fund all of its assets in exchange solely for Investor A shares of the BlackRock Fund that are equal in value to the value of the net assets of the CIGNA Fund transferred to the BlackRock Fund as of the Closing Date, as determined in accordance with the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the BlackRock Fund of certain stated liabilities of the CIGNA Fund provided for in an agreed upon schedule prior to the Closing Date. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the CIGNA Fund will distribute on or before the Closing Date all of its undistributed net investment income (including net capital gains) as of such date.

The CIGNA Fund expects to distribute the shares of the BlackRock Fund to shareholders of the CIGNA Fund promptly after the Closing Date and then dissolve pursuant to a plan of dissolution adopted by the CIGNA Board and terminate its registration under the 1940 Act.

The trust of which the BlackRock Fund is a series and the CIGNA Fund have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Plan of Reorganization, the obligations of the parties to the Plan of Reorganization are conditioned upon, among other things:

•	the approval of the Reorganization by the CIGNA Fund’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Plan of Reorganization;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Plan of Reorganization;

•	the effectiveness under applicable law of the registration statement of the BlackRock Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the CIGNA Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

The Plan of Reorganization may be terminated or amended by the mutual consent of the parties either before or after approval thereof by shareholders of the CIGNA Fund.

The CIGNA Board recommends that you vote to approve the Plan of Reorganization, as it believes the Reorganization is in the best interests of the CIGNA Fund’s shareholders (as described more fully in “Reasons for the Reorganization”) and that the interests of the CIGNA Fund’s existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the CIGNA Board with regard to the Reorganization include, but are not limited to, the following:

In June 2004, CIGNA Advisors informed the CIGNA Board that it had decided to exit the business of managing investment companies. Promptly thereafter, the Trustees who are not independent CIGNA Trustees, with assistance from CIGNA Advisors, identified approximately 10 firms that appeared to be highly qualified to take over both the investment management and administrative duties then performed by CIGNA Advisors. At the direction of the independent CIGNA Trustees, CIGNA Advisors sent to each of these firms a written request for proposal. These requests for proposal solicited information on numerous pertinent topics including each firm’s experience managing investment grade bond portfolios and registered investment companies, investment performance, and fund administration capabilities; biographical data of relevant investment professionals;

compliance and regulatory matters; and firm financial statements. After reviewing responses from approximately 7 firms, the independent CIGNA Trustees selected two firms, including BlackRock Advisors as finalists and on October 12, 2004 conducted in-person interviews with representatives of both firms.

Following these interviews, the independent CIGNA Trustees made a preliminary determination that BlackRock Advisors was the best candidate to serve CIGNA Fund shareholders on an ongoing basis, noting, among other factors that BlackRock Advisors (i) has a record of superior performance in managing investment grade, fixed income portfolios; (ii) is an experienced investment manager of registered investment companies, including approximately 52 closed-end funds and 47 open-end funds; (iii) is a well-capitalized organization with substantial resources; and (iv) has an outstanding reputation as a manager of fixed income securities. The independent CIGNA Trustees then considered various specific alternatives, including a continuation of the CIGNA Fund as a separate legal entity managed by BlackRock Advisors and a reorganization of the CIGNA Fund into an existing open-end or closed-end fund managed by BlackRock Advisors.

The independent CIGNA Trustees noted that the CIGNA Fund shares have often traded at a discount from their net asset value, and were, at that time trading at a discount net asset value of approximately 11%, and that a reorganization with an open-end fund would give shareholders the opportunity to capture the value of any discount between market price and net asset value of their shares. The independent CIGNA Trustees also noted (i) the similarities between the investment objectives and policies of the BlackRock Fund and the CIGNA Fund; (ii) the strong performance of the BlackRock Fund; (iii) the fact that the BlackRock Fund’s total expense ratio is lower than that of the CIGNA Fund after giving effect to applicable fee waivers; (iv) the willingness of BlackRock Advisors to maintain the combined fund’s net operating expense ratio at a level that is no greater than that of the CIGNA Fund until February 1, 2007; (v) the willingness of CIGNA Advisors and BlackRock Advisors to pay certain expenses associated with the Reorganization; and (vi) the opportunities that CIGNA Fund shareholders would have as shareholders of a larger fund family, including the ability to exchange into other BlackRock funds.

For these and other reasons, the CIGNA Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interest of the CIGNA Fund and its shareholders.

If the Reorganization does not occur, the Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the Board may be required to liquidate the Fund. Any such liquidation will not be tax-free for shareholders.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the CIGNA Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisors as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that each of the CIGNA Fund and the BlackRock Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the BlackRock Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the BlackRock Fund and the CIGNA Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by the CIGNA Fund or the BlackRock Fund upon the transfer of all of the assets of the CIGNA Fund to the BlackRock Fund solely in exchange for the Investor A shares of the BlackRock Fund and the assumption by the BlackRock Fund of certain stated liabilities of the CIGNA Fund, or upon the distribution of the shares of the BlackRock Fund by the CIGNA Fund to its shareholders in the subsequent liquidation of the CIGNA Fund.

•	No gain or loss will be recognized by a shareholder of the CIGNA Fund who exchanges all of his, her or its shares of the CIGNA Fund solely for the Investor A shares of the BlackRock Fund pursuant to the Reorganization.

•	The aggregate tax basis of the shares of the BlackRock Fund received by a shareholder of the CIGNA Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the CIGNA Fund surrendered in exchange therefor.

•	The holding period of the shares of the BlackRock Fund received by a shareholder of the CIGNA Fund pursuant to the Reorganization will include the holding period of the shares of the CIGNA Fund surrendered in exchange therefor.

•	The BlackRock Fund’s tax basis in the CIGNA Fund’s assets received by the BlackRock Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the CIGNA Fund immediately prior to the Reorganization, and the BlackRock Fund’s holding period of such assets will, in each instance, include the period during which the assets were held by the CIGNA Fund.

•	The holding period of the assets of the CIGNA Fund in the hands of the BlackRock Fund will include the period during which those assets were held by the CIGNA Fund.

The opinion of Skadden, Arps, Slate, Meagher & Flom LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden, Arps, Slate, Meagher & Flom LLP will also rely upon certain representations of the management of the BlackRock Fund and the CIGNA Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The BlackRock Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the CIGNA Fund and its shareholders.

Prior to the Closing Date, the CIGNA Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

A portion of the portfolio assets of the CIGNA Fund may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the CIGNA Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the CIGNA Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains) and/or short-term capital gain dividends or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The BlackRock Fund will succeed to the capital loss carryforwards of the CIGNA Fund. For five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains of the BlackRock Fund with the capital loss carryforwards from the CIGNA Fund.

As noted above, shareholders of the CIGNA Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by the distributor at any time prior to the closing of the Reorganization. (See “Purchase, Valuation, Redemption and Exchange of Shares” below.) Redemptions and exchanges of shares generally are taxable transactions, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisors regarding potential transactions.

Expenses of the Reorganization

CIGNA Advisors and BlackRock Advisors will pay all the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board including legal and accounting costs; all expenses incurred in connection with the preparation of the Plan of Reorganization and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. The Funds will not pay any expenses arising out of or in connection with the Reorganization.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Plan of Reorganization is approved, the BlackRock Fund will establish an account for each CIGNA Fund shareholder containing the appropriate number of shares of the BlackRock Fund. Shareholders of the CIGNA Fund who participate in the CIGNA Fund dividend reinvestment plan will be placed in the BlackRock Fund dividend reinvestment plan. Any other shareholder of the CIGNA Fund may elect to participate in the BlackRock Fund’s dividend reinvestment plan.

It will not be necessary for shareholders of the CIGNA Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the CIGNA Fund, such certificates will become null and void. Generally, no certificates for the BlackRock Fund will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the BlackRock Fund will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the BlackRock Fund.

Comparison of the CIGNA Fund and the BlackRock Fund

Investment Objectives and Principal Investment Strategies

Investment Objectives. As its investment objective, the CIGNA Fund seeks to generate income and obtain capital appreciation by investing, under normal market conditions, at least 65% of its total assets in investment-grade debt securities and preferred stocks. The BlackRock Fund’s investment objective is to seek to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index by investing, under normal market conditions, at least 80% of its total assets in bonds. The CIGNA Fund’s investment objective is a fundamental policy that may not be changed without shareholder approval of a majority of the CIGNA Fund’s outstanding voting securities, as defined in the 1940 Act. The BlackRock Fund’s investment objective is not fundamental and may be changed by its Board of Trustees without shareholder approval upon 30 days’ notice. The combined fund will pursue the BlackRock Fund’s investment objective. While the CIGNA Fund and the BlackRock Fund have some differences in their investment objectives and strategies, they are similar and both offer investors opportunity for income and total return through broad exposure to the fixed income market. As a result, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expense from the sale of securities held by the CIGNA Fund that are incompatible with the investment objective of the BlackRock Fund. The combined portfolio will be named the BlackRock Core Bond Total Return Portfolio.

Principal Investment Strategies. The CIGNA Fund invests at least 65% of its total assets in investment-grade debt securities and preferred stocks, including obligations of the U.S. government and its agencies, and corporate bonds rated Baa3 or BBB- or higher. The CIGNA Fund may invest up to 35% of its assets in below-investment grade securities. Non-investment grade bonds are commonly referred to as “high-yield securities” or “junk bonds.” The CIGNA Fund invests in a broad array of fixed income sectors including government and agency securities, corporate bonds and securitized bonds such as mortgage-backed and asset-backed securities. While the CIGNA Fund has the ability to invest up to 35% of its assets in high-yield securities, it has not used this flexibility to a significant extent.

The BlackRock Fund normally invests at least 80% of its total assets in bonds and maintains an average portfolio duration that is within +/-20% of the Lehman Brothers U.S. Aggregate Index (the “Benchmark”). The BlackRock Fund normally invests its assets in bonds from several sectors including: U.S Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. Securities purchased by the BlackRock Fund are rated investment grade at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The BlackRock Fund chooses securities and sectors it believes will out perform other securities and sectors based on the fundamentals and not just interest rates. The BlackRock Fund manages fixed income portfolios by using a relative value strategy that invests in sectors of the fixed income market that the BlackRock Fund believes are undervalued by moving out of sectors that the BlackRock Fund believes are fairly valued or overvalued. The BlackRock Fund measures its performance against the Benchmark.

The portfolio management team may, when consistent with the BlackRock Fund’s investment goal buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The BlackRock Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest or currency rate risk. The BlackRock Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility.

The BlackRock Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The combined fund’s principal investment strategy will be that of the BlackRock Fund.

What the Funds have in common. Both funds invest in debt securities. Both funds attempt to provide investors exposure to the broad fixed-income market. Both funds are allowed to invest up to 10% of total assets in non-dollar denominated bonds of issuers located outside of the United States, though historically the CIGNA Fund has not used this flexibility to a significant extent. Both funds are allowed to use leverage up to 33 1/3% of their total assets, though historically, the CIGNA Fund has not used any forms of leverage while the BlackRock Fund uses moderate leverage from time to time. Leverage transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls. Both funds are authorized to enter into futures contracts and foreign currency transactions, including swaps. Both funds are authorized to invest in asset-backed and mortgage-backed securities.

Primary differences between the Funds. Currently, CIGNA Fund shares trade on the NYSE and may only be purchased and sold through a broker or dealer at the market price, plus a brokerage commission. Shares of the BlackRock Fund are generally redeemable for an amount equal to their net asset value per share. The CIGNA Fund is a closed-end management investment company and the BlackRock Fund is a series of an open-end management investment company. A principal difference in investment policies is that the BlackRock Fund does not allow investments in securities rated below investment grade, while the CIGNA Fund is allowed to invest up to 35% of its assets in below-investment grade securities. However, the CIGNA Fund has not used this flexibility to a significant extent. The CIGNA Fund is allowed to invest 25% of its total assets in dollar-denominated bonds of issuers located outside of the United States. While the BlackRock Fund does not have an investment limitation that would prohibit investment in these types of securities, it does not invest in these types of securities to a significant extent. In addition, the BlackRock Fund maintains its average portfolio duration in a band of +/- 20% of the duration of the Benchmark, while the CIGNA Fund has no such specific guideline.

For information about the fundamental investment restrictions applicable to each Fund, see Appendix B.

Principal and Other Investment Risks

The BlackRock Fund does not allow investments in securities rated below investment grade and, accordingly, the combined fund will not allow investment in securities rated below investment grade. As noted above, the CIGNA Fund is allowed to invest up to 35% of its assets in below-investment grade securities. Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Conversely, while investment-grade securities provide a lower risk of the possibility of default or bankruptcy of the issuer, such securities may not provide comparably high yields and may be more susceptible to interest rate risk.

Other than the principal difference in investment policies with respect to investment-grade securities and dollar-denominated bonds of non-U.S. issuers, the Funds have similar investment objectives, policies and practices, and are therefore subject to similar investment risks. The following discussion describes the principal and certain other risks that may affect the combined fund. You will find additional descriptions of specific risks in the prospectus for the BlackRock Fund and the annual and semi-annual shareholder reports related to the CIGNA Fund.

Some transactions that the BlackRock Fund engages in may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the BlackRock Fund segregates liquid assets on its books or otherwise covers the transactions. The use of leverage may cause the BlackRock Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the BlackRock Fund’s portfolio will be magnified when the BlackRock Fund uses leverage. The BlackRock Fund will also have to pay interest on its borrowings, reducing its return. This interest expense may be greater than the BlackRock Fund’s return on the underlying investment.

Both Funds may invest in bonds of non-U.S. issuers. Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

Because the combined fund will invest primarily in bonds and other debt securities, its major risks are those of bond investing, including the tendency of prices to fall when interest rates rise. Such a fall would lower share prices and the value of your investment.

In general, the price of a bond will move in the opposite direction from interest rates, since bonds issued after a rise in rates will offer higher yields to investors. The only way an existing bond with a lower yield can appear attractive to investors is by selling at a lower price.

Mortgage-related securities can offer attractive yields, but carry additional risks. The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities are usually redeemed early because the underlying mortgages are often prepaid. Funds then have to reinvest the money at a lower rate. In addition, the price or yield of mortgage-related securities may fall if they are redeemed after that date.

Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Both Funds may use derivatives such as foreign currency contracts, swaps and futures contracts to increase returns consistent with the respective Fund’s overall investment policies. A Fund’s use of derivatives may reduce its returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivative position could expose the Fund to losses. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock Advisors may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Funds’ derivatives positions to lose value.

Management of the Funds

BlackRock Fund. BlackRock Advisors, with its principal offices at 40 East 52nd Street, New York, New York 10022, serves as the adviser to the BlackRock Fund and will serve as investment adviser to the combined fund after the Reorganization. The adviser is responsible for the overall investment management of the BlackRock Fund. BlackRock Financial Management, Inc. (“BFM”) serves as sub-adviser and is paid a sub-advisory fee by BlackRock Advisors (and not the BlackRock Fund). BlackRock Advisors is a wholly-owned subsidiary of BlackRock Inc., which is a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc. The sub-adviser of the BlackRock Fund is responsible for its day-to-day management and will generally make all buy and sell decisions. BFM also provides research and credit analysis.

The BlackRock Fund is managed by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, and Scott Amero, Managing Director of BFM since 1990. Keith Anderson and Scott Amero have been members of the team managing the BlackRock Fund since 1992. Keith Anderson has been a portfolio co-manager since 1997 and Scott Amero since 1999.

CIGNA Fund. Prior to November 24, 2004, CIGNA Advisors had overall responsibility for managing the investments of the CIGNA Fund, subject to the authority of the CIGNA Board. After CIGNA Advisors announced that it had decided to exit the business of managing investment companies, the CIGNA Board approved the Interim Advisory Agreement between the CIGNA Fund and BlackRock Advisors, and the investment advisory agreement with CIGNA Advisors was terminated. The Interim Advisory Agreement provides that BlackRock will furnish the CIGNA Fund with an investment program as may be required from time to time under the same terms of the previous investment advisory agreement between the CIGNA Fund and CIGNA Advisors. Administrative services to the CIGNA Fund continue to be performed by CIGNA Advisors while the Interim Advisory Agreement is in effect, until the Reorganization is closed (assuming shareholder approval of the Reorganization is granted).

Combined Fund. Following the Reorganization the combined fund will be managed by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988 and Scott Amero, Managing Director of BFM since 1990.

Investment Advisory Agreements and Administration Agreements

BlackRock Fund. BlackRock Advisors renders advisory services to nearly all of the portfolios of BlackRock FundsSM. Various subsidiaries of BlackRock, Inc. provide sub-advisory services for many of the portfolios of BlackRock FundsSM. The investment advisory agreement between BlackRock Advisors and BlackRock FundsSM and the sub-advisory agreement regarding the BlackRock Fund and BlackRock FundsSM are collectively referred to as the “BlackRock Advisory Agreement.”

The BlackRock Advisory Agreement was most recently approved by the BlackRock Fund’s Board of Trustees (the “BlackRock Fund Trustees”) at an in-person meeting of the Board held on February 10, 2004, including by a majority of the BlackRock Fund Trustees who are not parties to the agreements or interested persons of any such party (as such term is defined in the 1940 Act). In determining to approve the BlackRock Advisory Agreement, the BlackRock Fund Trustees met with the relevant investment advisory personnel from BlackRock Advisors and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. The BlackRock Fund Trustees also took into account the time and attention to be devoted by senior management to the BlackRock Fund. The BlackRock Fund Trustees evaluated the level of skill required to manage the BlackRock Fund and concluded that the human resources to be available at BlackRock Advisors and BFM were appropriate to fulfill effectively the duties of BlackRock Advisors and BFM under the BlackRock Advisory Agreement. The BlackRock Fund Trustees also considered the business reputation of BlackRock Advisors, its financial resources and professional liability insurance coverage and concluded that it would be able to meet any reasonably foreseeable obligations under the BlackRock Advisory Agreement.

The BlackRock Fund Trustees received information concerning the investment philosophy and investment process to be applied by BlackRock Advisors in managing the BlackRock Fund. In this connection, the BlackRock Fund Trustees considered BlackRock Advisors’ in-house research capabilities as well as other resources available to its personnel. The BlackRock Fund Trustees concluded that BlackRock Advisors’ investment process, research capabilities and philosophy were well suited to the BlackRock Fund, given the BlackRock Fund’s investment objectives, policies and practices. The BlackRock Fund Trustees considered the scope of the services provided by BlackRock Advisors to the BlackRock Fund under the BlackRock Advisory Agreement relative to services provided by third parties to other funds. The BlackRock Fund Trustees noted that the adviser’s standard of care was comparable to that found in most investment company advisory agreements. The BlackRock Fund Trustees concluded that the scope of the adviser’s services to be provided to the BlackRock Fund was consistent with the BlackRock Fund’s operational requirements, including, in addition to its investment objectives, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The BlackRock Fund Trustees considered the quality of the services to be provided by BlackRock Advisors to the BlackRock Fund. The BlackRock Fund Trustees also evaluated the procedures of BlackRock Advisors designed to fulfill its fiduciary duty to the BlackRock Fund with respect to possible conflicts of interest, including its code of ethics (regulating the personal trading of its officers and employees), the procedures by which BlackRock Advisors allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock Advisors in these matters. The BlackRock Fund Trustees also received information concerning standards of BlackRock Advisors with respect to the execution of portfolio transactions.

In approving the BlackRock Advisory Agreement, the BlackRock Fund Trustees also gave substantial consideration to the fees payable under the agreement. The BlackRock Fund Trustees reviewed information concerning fees paid to investment advisers of similar funds. The BlackRock Fund Trustees also considered the fees of the BlackRock Fund as a percentage of assets at different asset levels and possible economies of scale to BlackRock Advisors. In evaluating the BlackRock Fund’s advisory fees, the BlackRock Fund Trustees also took into account the complexity of investment management for the BlackRock Fund relative to other types of funds. The BlackRock Fund Trustees concluded that the fees to be paid pursuant to the BlackRock Advisory Agreement were fair and reasonable in light of the services provided, the type of portfolio and fees paid by similar funds.

BlackRock Advisors is entitled to fees computed daily and payable monthly. The maximum annual advisory fees that can be paid to BlackRock Advisors (as a percentage of average daily net assets of the fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
Up to $1 billion	.500%
$1 billion-$2 billion	.450%
$2 billion-$3 billion	.425%
More than $3 billion	.400%

BlackRock Advisors has agreed contractually to waive or reimburse fees or expenses in order to limit expenses (excluding interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business, if any) of Investor A shares of the BlackRock Fund to 0.90% of average daily net assets through February 1, 2006. The BlackRock Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. (See “Current Operating Expenses” below.)

To maintain this limit, BlackRock Advisors and the BlackRock Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares through February 1, 2006 and requires BlackRock Advisors to waive or reimburse fees or expenses if these operating expenses exceed that limit. If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock Advisors are less than the expense limit for that share class, the share class is required to repay BlackRock Advisors up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock Advisors or an affiliate serves as the BlackRock Fund’s investment adviser or administrator and (3) the Board of Trustees of the BlackRock Fund has approved in advance the payments to BlackRock Advisors at the previous quarterly meeting of the Board.

In addition, assuming shareholders of the CIGNA Fund approve the proposed Reorganization, BlackRock Advisors has committed to maintain the combined fund’s net operating expense ratio at a level that is no greater than that of the CIGNA Fund for the year ended June 30, 2004, until February 1, 2007.

BlackRock Advisors was paid an aggregate fee of $6,538,392, net of waivers of $5,211,255 for investment advisory services for the fiscal year ended September 30, 2004 from the BlackRock Fund. BFM was paid a fee of $1,980,277 (no waivers were applicable) for sub-advisory services for the fiscal year ended September 30, 2004 from BlackRock Advisors. In addition, BlackRock Advisors was paid shareholder servicing fees and shareholder processing fees for the year ended September 30, 2004 as follows: Investor A shares paid $15,721 and $4,660 in shareholder servicing and shareholder processing fees, respectively, representing 0.25% and 0.15% of average daily net assets. Effective July 1, 2004, shareholder processing fees were eliminated. An affiliate of BlackRock Advisors was paid distribution fees with respect to the Investor A shares of $1,315 for the year ended September 30, 2004. No waivers were applicable with respect to shareholder servicing, processing or distribution fees. Assuming that the Reorganization is approved, shareholders of the CIGNA Fund will be subject to the same fees on Investor A shares of the BlackRock Fund that they receive in connection with the Reorganization.

BlackRock Advisors and PFPC Inc. (“PFPC”) serve as the BlackRock Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). PFPC maintains office facilities for the BlackRock Fund; furnishes the BlackRock Fund with statistical and research data, clerical, accounting, and bookkeeping services; provides and supervises the operation of an automated data processing system to process purchase and redemption orders; prepares and files certain reports required by regulatory authorities; prepares and files federal and state tax returns; prepares and files material requested by state securities regulators; calculates various contractual expenses; computes the BlackRock Fund’s net asset value, net income and net capital gain or loss; and serves as a liaison with the BlackRock Fund’s independent public accountants. Under the Administration Agreement, BlackRock Advisors is responsible for: (i) the supervision and coordination of the performance of the BlackRock Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the BlackRock Fund and its service providers; (iii) acting as liaison between the trustees of the BlackRock Fund and the BlackRock Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the BlackRock Fund’s operations. The administrators may from time to time voluntarily waive administration fees with respect to the BlackRock Fund and may voluntarily reimburse the BlackRock Fund for expenses.

Under the Administration Agreement, the BlackRock Fund pays BlackRock Advisors and PFPC a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.085% of the first $500 million of the BlackRock Fund’s average daily net assets, 0.075% of the next $500 million of the BlackRock Fund’s average daily net assets and 0.065% of the average daily net assets of the BlackRock Fund in excess of $1 billion; and (ii) 0.145% of the first $500 million of average daily net assets allocated to each class of shares of the BlackRock Fund, 0.135% of the next $500 million of such average daily net assets allocated to each class of shares and 0.125% of the average daily net assets allocated to each class of shares of the BlackRock Fund in excess of $1 billion.

For the year ended September 30, 2004, BlackRock Advisors and PFPC were paid an aggregate fee of $3,491,016, net of waivers of $462,796 for combined administration services for the fiscal year ended September 30, 2004 from the BlackRock Fund.

CIGNA Fund. Prior to November 24, 2004, CIGNA Advisors had overall responsibility for managing the investments of the CIGNA Fund, subject to the authority of the CIGNA Board. After CIGNA Advisors announced that it had decided to exit the business of managing investment companies, the CIGNA Board approved the Interim Advisory Agreement between the CIGNA Fund and BlackRock Advisors, and the investment advisory agreement with CIGNA Advisors was terminated. The Interim Advisory Agreement provides that BlackRock will furnish the CIGNA Fund with an interim investment program as may be required from time to time under the same terms of the previous investment advisory agreement between the CIGNA Fund and CIGNA Advisors.

The advisory fee, payable monthly by the CIGNA Fund to BlackRock Advisors as the interim investment adviser, is computed in the same manner as the advisory fee payable monthly by the CIGNA Fund to CIGNA Advisors before BlackRock Advisors took over as the interim investment adviser. The CIGNA Fund pays an investment advisory fee at an annual rate of 0.55% of the first $75 million of its average net assets and 0.40% of average net assets in excess of $75 million. The monthly fees to BlackRock Advisors as the interim adviser to the CIGNA Fund are held in escrow pending shareholder approval of the Interim Advisory Agreement.

Until the Reorganization is closed (assuming shareholder approval for the Reorganization is granted) and while the Interim Advisory Agreement is in effect, CIGNA Advisors will continue to provide the CIGNA Fund with administrative services such as preparation of shareholder reports, regulatory filings, Board of Trustee meeting materials and coordination with service providers, such as the custodian and transfer agent. The CIGNA Fund pays CIGNA Advisors a fee at the annual rate of 0.05% of the Fund’s average net assets for these services.

For the year ended December 31, 2003 and the six months ended June 30, 2004, CIGNA Advisors was paid $457,000 and $228,000 respectively, in investment advisory fees from the CIGNA Fund. For the same periods, CIGNA Advisors was paid $50,000 and $23,000 respectively, in administration service fees from the CIGNA Fund.

Comparison of the Advisory Agreements

Following the Reorganization, the combined fund will be managed by BlackRock Advisors pursuant to the investment advisory agreement currently in place for the BlackRock Fund, the major elements of which are described above. The following discussion offers a summary of key similarities and differences between the BlackRock Advisory Agreement and the Interim Advisory Agreement (which has the same terms and conditions as the investment advisory agreement between the CIGNA Fund and CIGNA Advisors).

As discussed above, under both the BlackRock Advisory Agreement and Interim Advisory Agreement, BlackRock Advisors as the adviser to the BlackRock Fund and as the interim adviser to the CIGNA Fund (in such capacity, the “Interim Adviser”) receives an investment advisory fee that decreases as the average daily net assets of the Fund increase. Following the Reorganization, the BlackRock Fund fee structure will apply. BlackRock Advisors has committed to maintain the combined fund’s net operating expense ratio at a level that is no greater than that of the CIGNA Fund for the year ended June 30, 2004, until February 1, 2007.

BlackRock Advisors and the Interim Adviser perform similar investment advisory roles for the Funds under the terms of their respective agreements. However, CIGNA Advisors continues to provide administrative services to the CIGNA Fund while the Interim Advisory Agreement is in effect, until the Reorganization is closed (assuming shareholder approval for the Reorganization is granted).

Under each of the BlackRock Advisory Agreement and the Interim Advisory Agreement, neither BlackRock Advisors nor the Interim Adviser is liable for any error of judgment or mistake of law and each are indemnified for any loss suffered in connection with its respective performance obligations, to the extent such loss does not result from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The BlackRock Advisory Agreement is terminable as to the BlackRock Fund by vote of the Board of Trustees of the BlackRock Fund or by the holders of a majority of the outstanding voting securities of the BlackRock Fund, at any time without penalty, on 60 days’ written notice to BlackRock Advisors. Furthermore, BlackRock Advisors may also terminate its advisory relationship with the BlackRock Fund on 60 days’ written notice. The Board of Trustees of the CIGNA Fund or the holders of a majority of the outstanding voting shares of the CIGNA Fund may vote to terminate the Interim Advisory Agreement with 10 days’ written notice to the Interim Adviser. The Interim Advisory Agreement is terminable by the Interim Adviser without penalty on 90 days’ written notice to the CIGNA Fund. Each advisory agreement terminates automatically in the event of its assignment.

For a list of officers and trustees of the BlackRock Fund who are also officers, directors or shareholders of BlackRock Advisors, see Appendix C.

Current Expenses

The following comparative fee tables describe the fees that you may incur for buying and holding Investor A shares of the BlackRock Fund versus shares of the CIGNA Fund as of September 30, 2004.

BlackRock Investor A Shares and CIGNA Shares

	BLACKROCK FUND Investor A	CIGNA FUND
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases(1)(2) (as a percentage of offering price) (%)	4.00	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	0.0	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.0	N/A
Redemption & Exchange Fees (as a percentage of amount redeemed if applicable)	N/A	N/A
Maximum Account Fee	0.0	N/A

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted form Fund assets, as a percentage of average net assets)(3)
Investment Advisory Fees (%)	0.46	0.51
Distribution Fee (12b-1)	0.10	N/A
Service Fees	0.25	N/A
Processing Fee	0.11	N/A
Other Expenses	0.31	0.55

Total Annual Fund Operating Expenses	1.23	1.06
Fee Waiver and/or Expenses Reimbursement	0.35	N/A

Net Operating Expenses	0.88	1.06

(1)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses of the BlackRock Fund to 0.90% (excluding interest expense) of average daily net assets through February 1, 2006. The BlackRock Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. In addition, assuming shareholders of the CIGNA Fund approve the proposed Reorganization, BlackRock Advisors has committed to maintain the combined fund’s net operating expense ratio at a level that is no greater than that of the CIGNA Fund for the year ended June 30, 2004, until February 1, 2007.
(2)	No sales charge will be assessed to CIGNA Fund shareholders when you become an Investor A shareholder through the Reorganization, although purchases of additional Investor A shares of the BlackRock Fund will be subject to a sales charge.

For more detailed information, please see the BlackRock Fund Prospectus which accompanies this Combined Prospectus/Proxy Statement.

Example. This example is intended to help you compare the cost of investing in the Investor A shares of the BlackRock Fund and shares of the CIGNA Fund, assuming the Reorganization takes place, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then, in the case of the BlackRock Fund, redeem, or in the case of the CIGNA Fund, sell, all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Finally, the example, in the case of the BlackRock Fund, assumes that any applicable fee waivers only apply in the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$488	$743	$1,018	$1,801
BlackRock Fund(2)	$92	$358	$644	$1,460
CIGNA Fund	$107	$334	$579	$1,283

(1)	The figures shown here have been restated to reflect the current maximum front-end sales charge for Investor A shares of the BlackRock Fund. Although no sales charge will be assessed to CIGNA Fund shareholders when you become an Investor A shareholder through the Reorganization, purchases of additional Investor A shares of the BlackRock Fund will be subject to a sales charge. BlackRock Advisors has committed to maintain the combined fund’s net operating expense ratio at a level that is no greater than that of the CIGNA Fund for the year ended June 30, 2004, until February 1, 2007.
(2)	The figures shown here have been restated to reflect no sales charge.

Capitalization

The following table sets forth as of the periods indicated below: (i) the unaudited capitalization of the BlackRock Fund; and (ii) the unaudited capitalization of the CIGNA Fund. The capitalizations are likely to be different at the time of effectiveness of the Reorganization as a result of daily share purchase and redemption activity of the BlackRock Fund.

FUND	NET ASSETS (in thousands)	NET ASSET VALUE PER SHARE	SHARES OUTSTANDING
BLACKROCK CORE BOND TOTAL RETURN PORTFOLIO (as of the fiscal year ended September 30, 2004)
Investor A Shares	$132,561	$9.75	13,597,126
CIGNA INVESTMENT SECURITIES
Shares (as of the fiscal year ended December 31, 2003)	$90,712	$18.93	4,792,215
Shares (as of the six months ended June 30, 2004)	$88,495	$18.47	4,792,215

Performance Information

The performance tables below illustrate the past performance of an investment in each Fund. The BlackRock Fund’s past performance does not necessarily indicate how the fund will perform in the future. The following tables represent the average total returns for the CIGNA Fund and the BlackRock Fund. Investor A shares of the BlackRock Fund were launched in January 1996. The performance for Investor A shares for the period before they were launched is based upon performance for Institutional shares of the BlackRock Fund. The actual returns of Investor A shares would have been lower compared to Institutional shares because Investor A shares have higher expenses than Institutional shares. Please note that the team that will manage the combined fund initially took on responsibility for portfolio management of the BlackRock Fund in 1999.

BlackRock Fund. If BlackRock Advisors and its affiliates had not waived or reimbursed certain fund expenses during these periods, the BlackRock Fund’s returns would have been lower.

Average Annual Total Returns

As of the calendar year ended December 31, 2003(1)

Returns for Investor A shares assume payment of applicable sales charge.

	1 YEAR	5 YEARS	10 YEARS	INCEPTION DATE
Investor A Shares
Return Before Taxes	-0.35%	5.33%	6.07%	12/09/92
Return After Taxes on Distribution	-2.60	2.88	3.39
Return After Taxes on Distribution and Sale of Investor A Shares	-0.02	3.03	3.48
LB U.S. AGGREGATE (Reflects no deduction for fee, expenses or taxes)	4.10	6.62	6.95	N/A

(1)	The table assumes reinvestment of dividends and distributions. The information for the Benchmark does not assume reinvestment of dividends and distributions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

CIGNA Fund

Average Annual Total Returns

As of the calendar year ended December 31, 2003

	1 YEAR	5 YEARS	10 YEARS
SHARES
Return Before Taxes (%)	7.07	6.12	6.48
LB U.S. AGGREGATE (Reflects no deduction for fee, expenses or taxes) (%)	4.10	6.62	6.95

The combined fund will be named the BlackRock Core Bond Total Return Portfolio following the Reorganization. The combined fund will maintain the performance history of the BlackRock Core Bond Total Return Portfolio at the closing of the Reorganization.

Distributor for the BlackRock Fund

BlackRock Fund. BlackRock Distributors, Inc., with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, an affiliate of The PNC Financial Services Group, Inc., serves as the distributor and principal underwriter for the BlackRock Fund.

CIGNA Fund. The CIGNA Fund does not have a distributor.

Distribution and Service Fees

BlackRock Fund. The BlackRock Fund has adopted a plan (the “BlackRock Fund Distribution Plan”) that allows the BlackRock Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the 1940 Act and shareholder servicing fees for certain services provided to its shareholders.

Under the BlackRock Fund Distribution Plan, holders of Investor A shares pay a fee (a distribution fee) to the distributor and/or affiliates of PNC Bank Corp. (including BlackRock Advisors) for distribution and sales support services. The distribution fees may be used to pay affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (“Service Organizations”) as compensation for sales support services and related expenses. All Investor A shares pay a maximum distribution fee of 0.10% per year of the average daily net asset value of the BlackRock Fund attributable to Investor A shares. Under the BlackRock Fund Distribution Plan, the BlackRock Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor shares in return for these fees. The BlackRock Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor A shares of the BlackRock Fund.

In return for the shareholder servicing fee, Service Organizations (including BlackRock Advisors) may provide one or more of the following services to their customers who own Investor A shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Investor A shares;

(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)	Providing other similar shareholder liaison services.

The BlackRock Fund Distribution Plan permits BlackRock Advisors, the distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the BlackRock Fund). BlackRock Advisors, the distributor and their affiliates may pay affiliated and unaffiliated Service Organizations compensation for the sale and distribution of shares of the BlackRock Fund or for services to the BlackRock Fund and its shareholders. These payments would be in addition to the payments by the BlackRock Fund and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization.

Following the Reorganization, the combined fund will use the BlackRock Fund Distribution Plan, as described above.

CIGNA Fund. The CIGNA Fund pays no similar fees.

Purchase, Valuation, Redemption and Exchange of Shares

Purchasing Shares

BlackRock Fund. Shareholders of the BlackRock Fund may purchase shares of the BlackRock Fund through a financial intermediary or directly from the transfer agent by means of a purchase application which may be mailed to the transfer agent with a check.

Purchase orders received by the transfer agent before the close of regular trading on the NYSE on each day the NYSE is open will be priced based on the net asset value calculated at the close of trading on that day.

The minimum investment for the initial purchase of Investor shares is $500. There is a $50 minimum for all later investments. The BlackRock Fund permits a lower initial investment if you are an employee of the BlackRock Fund or one of its service providers or if you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account.

Investor A shares of the BlackRock Portfolio are offered to the public on a continuous basis at net asset value per share. There is no sales charge when you become an Investor A shareholder through the Reorganization, although purchases of additional Investor A shares will be subject to a sales charge.

CIGNA Fund. Shares of the CIGNA Fund currently trade on the NYSE under the ticker symbol “IIS” and may only be purchased or sold through a broker or dealer at the current market price plus a brokerage commission. CIGNA Fund’s shares have often traded at a discount from its net asset value. After the

Reorganization the CIGNA Fund will no longer trade on the NYSE and former shareholders of the CIGNA Fund will be entitled to redeem their shares of the BlackRock Fund at net asset value in accordance with the terms thereof. The closing market price of shares of the CIGNA Fund on the NYSE reflected a 10.10% discount to net asset value on November 19, 2004, prior to the announcement of the Reorganization. On November 26, 2004, following such announcement, the closing market price of shares of the CIGNA Fund on the NYSE reflected a 1.45% discount to net asset value. There is no exchange privilege for shares of the CIGNA Fund. Additional information concerning the trading of the CIGNA Fund’s shares on the NYSE is contained in Appendix D.

Exchanging Shares

BlackRock Fund. Shareholders may exchange the Investor A shares of the BlackRock Fund for shares of the same class of another BlackRock fund. Shareholders may make an exchange by sending a written request to the BlackRock Fund or telephoning the BlackRock Fund once an account is set up unless a shareholder previously indicated that it did not want this option.

CIGNA Fund. The CIGNA Fund offers only one class of shares and there are no exchange privileges for shares of the CIGNA Fund.

Following the Reorganization, you will have the right to exchange your Investor A shares from the BlackRock Fund to Investor A shares of another BlackRock fund to meet your changing financial needs, using the same procedures currently applicable to the BlackRock Fund, as described above. BlackRock FundsSM offers 47 different funds, enough to meet virtually any investment need.

Redeeming Shares

BlackRock Fund. BlackRock Fund shareholders may place redemption orders by telephoning the BlackRock Fund or by a Systematic Withdrawal Plan. Shares are redeemed at the net asset value per share next determined after receipt of the redemption order. Following the Reorganization, shareholders may redeem their shares of the combined fund using the same procedures currently applicable to the BlackRock Fund, as described in the BlackRock Prospectus.

CIGNA Fund. Shares of the CIGNA Fund are not redeemed by the Fund but rather are sold on the NYSE.

Determining Net Asset Value

BlackRock Fund. Net asset value is calculated for shares of the BlackRock Fund as of the close of regular trading hours on the NYSE on each day the NYSE is open for trading by dividing the value of all securities, cash and other assets owned by the BlackRock Fund, less the liabilities charged, by the total number of outstanding shares.

Valuation of securities held by the BlackRock Fund is as follows: fixed income securities are valued by using market quotations or prices provided by market makers; a portion of the fixed income securities are valued utilizing one or more pricing, services approved by the BlackRock Fund’s Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the BlackRock Fund’s Board of Trustees determines that such method does not represent fair value. In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the BlackRock Fund’s Board of Trustees as reflecting fair value. Any securities that are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. Certain of the securities acquired by the BlackRock Fund may be traded on non-U.S. exchanges or over-the-counter markets on days on which the BlackRock Fund’s net asset value is not calculated. In such cases, the net asset value of the BlackRock Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the BlackRock Fund.

When market quotations are not readily available for securities held by the BlackRock Fund or are believed by BlackRock Advisors to be unreliable, the BlackRock Fund investments are valued at fair value (“Fair Value Assets”). Fair Value Assets generally are valued by BlackRock Advisors in accordance with procedures approved by the BlackRock Fund’s Board of Trustees. BlackRock Advisors will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the BlackRock Fund’s Board of Trustees.

When determining the price for a Fair Value Asset, BlackRock Advisors shall seek to determine the price that the BlackRock Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the BlackRock Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the BlackRock Fund’s net asset value. As a result, the BlackRock Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

CIGNA Fund. CIGNA Investment Securities calculates net asset value each Friday as of the close of regular trading on the NYSE by dividing the value of all securities, cash and other assets owned by the CIGNA Fund, less liabilities, by the total number of outstanding shares.

Following the Reorganization, net asset value will be determined in a manner consistent with the BlackRock Fund’s procedures, as described above.

Other Service Providers

BlackRock Fund. PFPC, with its principal office at 301 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Advisors, with its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809, serve as co-administrators to the BlackRock Fund. PFPC also serves as the transfer agent and dividend disbursing agent for the BlackRock Fund. PFPC Trust Company, whose principal offices are located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the BlackRock Fund’s custodian. PFPC, PFPC Trust Company and BlackRock are each affiliates of The PNC Financial Services Group, Inc. Deloitte & Touche LLP, with its offices at 1700 Market Street, 24th Floor, Philadelphia, Pennsylvania 19103-3984, is the independent registered public accounting firm for the BlackRock Fund.

CIGNA Fund. EquiServe, P.O. Box 43011, Providence, RI 02940-3011 serves as the Dividend Paying Agent and Transfer Agent for the CIGNA Fund. State Street Bank and Trust Company, with its offices at 1776 Heritage Drive, Quincy, Massachusetts 02171 serves as the Custodian for the CIGNA Fund. PricewaterhouseCoopers LLP, with its offices at 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the CIGNA Fund.

Following the Reorganization, the BlackRock Fund’s current service providers will service the combined fund.

Comparative Information on Shareholder Rights and Obligations

While the CIGNA Fund is a closed-end management investment company and the BlackRock Fund is a series of an open-end management investment company, and thus both Funds are governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of the BlackRock Fund to be distributed to shareholders of the CIGNA Fund will generally have the same legal characteristics as the shares of the CIGNA Fund with respect to such matters as voting rights, accessibility, and transferability.

The BlackRock Fund is governed by a Board of Trustees which is composed of five members. The BlackRock Fund Board’s nominating committee has agreed to increase the size of the board from five members to up to eight members. The nominating committee is in the process of interviewing candidates.

The CIGNA Fund is a closed-end investment management company organized as a Massachusetts business trust and governed by its own Declaration of Trust. Under its Declaration of Trust, the CIGNA Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.10 per share. The CIGNA Board may, without limitation, reclassify any unissued shares of the CIGNA Fund into any number of additional classes of shares. The CIGNA Fund offers only one class of shares.

The BlackRock Fund is a separate series of an open-end investment management company organized as a Massachusetts business trust and governed by its Declaration of Trust. The Declaration of Trust of the trust of which the BlackRock Fund is a series states that the Board of Trustees may, without limitation, classify or reclassify any unissued shares of the BlackRock Fund into any number of additional classes of shares. The Board of the trust may also, without limitation, classify or reclassify any unissued shares into one or more additional series, each with its own assets and liabilities. The BlackRock Fund offers six classes of shares (designated as Investor A, B or C, Service, Institutional and BlackRock shares), each with par value $0.001 per share. Shares of the same class within a series have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each series and class of shares within such series of the BlackRock Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services). You will receive only Investor A shares of the BlackRock Fund in exchange for your CIGNA Fund shares in connection with the Reorganization.

Their respective organizational documents provide that the CIGNA Fund and the BlackRock Fund will continue indefinitely until terminated.

In the case of the BlackRock Fund, unless (i) the Trustees have determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote), (ii) required by applicable law, or (iii) permitted by the Board of Trustees, all shares entitled to vote on any matter submitted to a vote of any class of shareholders of the BlackRock Fund are voted in the aggregate and not by class.

There are no preemptive rights in connection with shares of either fund. When issued in accordance with the provisions of its prospectuses (or, in the case of Investor A shares of the BlackRock Fund issued in connection with the Reorganization, the provisions of the Reorganization Agreement), all Investor A shares of the BlackRock Fund are fully paid and non-assessable. In addition, all of the issued and outstanding shares of the CIGNA Fund have been duly and validly issued, and are fully paid and non-assessable.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS UNDER THE CHARTER DOCUMENTS GOVERNING THE CIGNA FUND AND THE BLACKROCK FUND AND APPLICABLE STATE LAW, AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

Financial Highlights

The table that follows presents performance information about Investor A shares of the BlackRock Fund. This information is intended to help you understand the BlackRock Fund’s financial performance for the past five years. Certain information reflects financial results for a single BlackRock Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the BlackRock Fund (assuming reinvestment of all dividends and distributions). The year end information has been audited by PricewaterhouseCoopers LLP (for the fiscal years ended September 30, 2000, 2001, 2002 and 2003 except for the reclassifications noted in the table below) and Deloitte & Touche LLP (for the fiscal year ended September 30, 2004 and the reclassifications noted in the table below). Deloitte & Touche LLP’s report, and the BlackRock Fund’s audited financial statements, are included in the BlackRock Fund’s 2004 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request.

	Year Ended September 30,
Investor A Shares (Per Share Data)	2004	2003	2002		2001		2000
Net Asset Value, Beginning of Period ($)	10.01	10.00	9.99		9.36		9.31

Income from Investment Operations
Net Investment Income (loss) ($)	0.35 (2)	0.40	0.47	(3)	0.53	(3)	0.55
Net Gain (Loss) on Investments (both realized and unrealized) ($)	(0.02)	0.16	0.18	(3)	0.62	(3)	0.05

Total from Investment Operations ($)	0.33	0.56	0.65		1.15		0.60

Less Distributions
Distributions from Net Investment Income ($)	(0.34)	(0.50)	(0.52)		(0.52)		(0.54)
Distributions from Net Realized Gains ($)	(0.25)	(0.05)	(0.12)		—		(0.01)

Total Distributions ($)	(0.59)	(0.55)	(0.64)		(0.52)		(0.55)

Net Asset Value, End of Period ($)	9.75	10.01	10.00		9.99		9.36

Total Returns(1) (%)	3.44	5.81	6.75		12.63		5.89

Ratios/Supplemental Data
Net Assets, End of Period (in thousands) ($)	132,561	113,190	90,460		22,123		6,977
Ratio of Expenses to Average Net Assets
Net expenses (%)	0.88	0.90	1.08		1.07		1.27
Net (excluding interest expense) (%)	0.88	0.90	1.02		1.02		1.02
Total expenses	1.23	1.25	1.30		1.28		1.51
Ratio of Net Investment Income to Average Net Assets (%)
Ratio of Net Investment Income to Average Net Assets (after advisory/administration fee waivers) (%)	3.65	4.01	4.89	(3)	5.34	(3)	5.96 (3)
Ratio of Net Investment Income to Average Net Assets (before advisory/administration fee waivers) (%)	3.30	3.66	4.67	(3)	5.13	(3)	5.72 (3)
Portfolio Turnover Rate (%)	360	659	359		304		248

(1)	Sales load not reflected in total returns.
(2)	Calculated using the average shares outstanding method.
(3)	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note B to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2004 for additional information regarding such reclassifications.

The table that follows present performance information about shares of the CIGNA Fund. This information is intended to help you understand the CIGNA Fund’s financial performance for the past five years. Certain information reflects financial results for a single CIGNA Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the CIGNA Fund (assuming reinvestment of all dividends and distributions). The year end information has been audited by PricewaterhouseCoopers LLP (for the fiscal years ended December 31, 1999, 2000, 2001, 2002 and 2003).

Investor A Shares (Per Share Data)	Interim unaudited six months ended June 30, 2004		Year ended December 31,
			2003	2002	2001(c)	2000	1999
Net Asset Value, Beginning of Period ($)	18.93		18.74	18.26	18.11	17.79	19.24

Income from Investment Operations
Net Investment Income (loss) ($)(a)	0.36		0.73	0.80	1.00	1.15	1.18
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	(0.36)		0.57	0.68	0.39	0.37	(1.42)

Total from Investment Operations ($)	—		1.30	1.48	1.39	1.52	(0.24)

Less Dividends and Distributions
Distributions from Net Investment Income ($)	(0.46)		(1.11)	(1.00)	(1.24)	(1.20)	(1.18)
Distributions from Net Realized Capital Gains ($)	—		—	—	—	—	(0.03)

Total Dividends and Distributions ($)	(0.46)		(1.11)	(1.00)	(1.24)	(1.20)	(1.21)

Net Asset Value, End of Period ($)	18.47		18.93	18.74	18.26	18.11	17.79

Per Share Market Value, End of Period ($)	15.70		17.09	16.75	16.42	16.06	14.19

Total Investment Return
Per share market value (%)	(5.57	)(d)	8.75	8.20	10.10	22.33	(11.41)
Per share net asset value (%)(b)	(0.01	)(d)	7.07	8.39	7.81	8.92	(1.23)
Ratios to Average Net Assets
Expenses	1.05	(e)	0.94	1.04	0.97	0.94	0.91
Net Investment Income	3.86	(e)	3.86	4.35	5.39	6.58	6.36
Portfolio Turnover (%)	33	(d)	153	393	336	319	110
Net Assets, End of Period (in thousands)($)	88,495		90,712	89,790	87,499	86,789	85,230

(a)	Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b)	Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages may not correspond with the performance of a shareholder’s investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c)	Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.07%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting principle.
(d)	Not annualized.
(e)	Annualized.

PROPOSAL TWO—APPROVAL OF INTERIM ADVISORY AGREEMENT

Information About Interim Advisory Agreement

Background

In addition to considering a proposal to approve the Plan of Reorganization, you are also being asked to consider a proposal to approve the Interim Advisory Agreement between the CIGNA Fund and BlackRock Advisors, Inc. pursuant to which BlackRock Advisors has provided advisory services for the CIGNA Fund since November 24, 2004. Having determined to recommend the Plan of Reorganization, and given that CIGNA Advisors had indicated that it decided to exit the business of managing investment companies, the CIGNA Board terminated its previous advisory agreement with CIGNA Advisors and appointed BlackRock Advisors as interim investment adviser to the CIGNA Fund. Approval of the Interim Advisory Agreement will enable BlackRock Advisors to receive advisory fees held in escrow pending shareholder approval. Your Board of Trustees recommends that you vote FOR this proposal.

The Interim Advisory Agreement provides that BlackRock will furnish the CIGNA Fund with an investment program as may be required from time to time under the same terms as the previous investment advisory agreement between the CIGNA Fund and CIGNA Advisors.

For the form of the Interim Advisory Agreement, see Appendix E.

BlackRock Advisors

BlackRock Advisors, a Delaware corporation, was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock Advisors is a wholly-owned subsidiary of BlackRock, Inc., which is a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock, Inc. is one of the largest publicly traded investment management firms in the United States with approximately $323.5 billion of assets under management at September 30, 2004. BlackRock, Inc. manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

Shareholder Approval of the Interim Advisory Agreement

Under the 1940 Act, shareholders must approve any new investment advisory agreement for the CIGNA Fund. However, Rule 15a-4 under the 1940 Act permits the CIGNA Board to appoint an adviser on an interim basis without prior shareholder approval of an investment advisory agreement with the adviser if the new adviser agrees to provide such services on the same material terms as the previous adviser. An adviser may act on an interim basis for a period of 150 days. In addition, because BlackRock Advisors will be making a payment to CIGNA Advisors in connection with the Reorganization, the 1940 Act requires any fees that BlackRock Advisors is entitled to under the Interim Advisory Agreement to be held in escrow until shareholder approval of such agreement is obtained. If shareholders of the CIGNA Fund do not approve the Interim Advisory Agreement, BlackRock Advisors will not receive the fee under such Interim Advisory Agreement with the CIGNA Fund, but would instead be paid a fee based upon BlackRock’s cost of managing the CIGNA Fund.

If the Plan of Reorganization and the Interim Advisory Agreement are not approved by April 22, 2005, BlackRock Advisors will no longer provide advisory services to the CIGNA Fund, unless an extension of the 150-day period is permitted by a rule or independent position of the staff of the SEC.

Approval by shareholders of the CIGNA Fund of the proposed Interim Advisory Agreement will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the CIGNA Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of such Fund. The holders of a majority of the shares of the CIGNA Fund entitled to vote shall be a quorum for the Special Meeting with respect to this proposal. If shareholders fail to approve the Interim Advisory Agreement, the CIGNA Board will consider what action to take.

Reasons for Approving the Interim Advisory Agreement and Board’s Recommendation

The CIGNA Board, including the independent CIGNA Trustees, recommends that shareholders of the CIGNA Fund approve the Interim Advisory Agreement. This recommendation is closely related to the CIGNA Board’s recommendation with respect to the Reorganization.

As noted above, promptly after CIGNA Advisors informed the CIGNA Board that it had decided to exit the business of managing investment companies, the independent CIGNA Trustees, with assistance from CIGNA Advisors, identified and evaluated numerous investment advisory organizations. BlackRock Advisors emerged from this search as the best candidate to serve CIGNA Fund shareholders on an ongoing basis. As described in more detail under caption “Background and Reasons for the Proposed Reorganization and Adoption of the Interim Advisory Agreement,” CIGNA Trustees noted, among other factors, that BlackRock Advisors (i) has a record of superior performance in managing investment grade, fixed income portfolios; (ii) is an experienced investment manager of registered investment companies, including approximately 52 closed-end funds and 47 open-end funds; (iii) is a well-capitalized organization with substantial resources; and (iv) has an outstanding reputation as a manager of fixed income securities.

Having determined to recommend the Reorganization and given that CIGNA Advisors had decided to exit the business of managing investment companies, the CIGNA Board considered it desirable to appoint BlackRock Advisors to serve as the investment adviser to the CIGNA Fund on an interim basis, pending shareholder approval of the Reorganization.

The key terms of the Interim Advisory Agreement were determined by Rule 15a-4 under the 1940 Act, which provides that a person may act as investment adviser under an interim contract only if certain conditions are met. In general, the interim investment advisory contract may not have a duration greater than 150 days and must contain the same terms and conditions as the previous contract. The compensation to be received under the interim contract may not be greater than the compensation the adviser would have received under the previous contract and the compensation earned under the contract must be held in an interest-bearing escrow account pending shareholder approval. In light of the foregoing, the CIGNA Board did not consider certain factors that might be more relevant in other circumstances, such as the costs of the services to be provided by BlackRock Advisors, the profits to be realized by BlackRock Advisors and its affiliates from managing the Fund, or the extent to which economies of scale would be realized by BlackRock Advisors as the Fund grows. While the CIGNA Board did compare the services to be rendered and the amounts to be paid under the Interim Advisory Agreement with those under the CIGNA Fund’s previous investment advisory agreement with CIGNA Advisors, it did not specifically compare the terms of the Interim Advisory Agreement with any other contracts.

Interim Advisory Agreement

The Interim Advisory Agreement has the same material terms as those of the investment advisory agreement between the CIGNA Fund and CIGNA Advisors. The initial investment advisory agreement between the CIGNA Fund and CIGNA Advisors was terminated on November 24, 2004, on the same date that the Interim Advisory Agreement came into effect. The following is a summary of the material terms of the investment advisory agreement.

Services. Under the terms of the Interim Advisory Agreement, BlackRock Advisors manages the CIGNA Fund’s investments, subject to the supervision of the CIGNA Board. BlackRock Advisors will furnish at its own expense or will pay the expenses of the CIGNA Fund for all necessary office space, equipment and personnel, with certain limited exceptions, for managing the investments of the CIGNA Fund.

Compensation. The advisory fee, payable monthly by the CIGNA Fund to BlackRock Advisors as the interim investment adviser, is computed in the same manner as the advisory fee payable monthly by the CIGNA Fund to CIGNA Advisors before BlackRock Advisors took over as the interim investment adviser. The advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.40% thereafter. This fee shall be reduced in any fiscal year of the CIGNA Fund by the amount that the expenses of the CIGNA Fund, including such fee but excluding taxes, transaction costs incurred in acquiring and disposing of portfolio securities, interest, and ordinary expenses, exceed the total of 1.5% of the first $30 million of the CIGNA Fund’s average monthly net asset value and 1% of the excess over $30 million or the expense limits imposed upon investment companies then selling their shares by the securities commissions of the states in which the companies were registered for sale, whichever is higher.

The CIGNA Fund pays an investment advisory fee at an annual rate of 0.55% of the first $75 million of its average net assets and 0.40% of average net assets in excess of $75 million. The monthly fees to BlackRock Advisors as the interim adviser to the CIGNA Fund are held in escrow pending shareholder approval of the Interim Advisory Agreement.

For the year ended December 31, 2003 and the six months ended June 30, 2004, CIGNA Advisors was paid $457,000 and $228,000 respectively, in investment advisory fees from the CIGNA Fund.

Termination. The Interim Advisory Agreement will terminate no later than April 22, 2005 (the 150th day following the date of termination of the previous investment advisory agreement between the CIGNA Fund and CIGNA Advisors).

OTHER INFORMATION

Shareholder Information

As of October 1, 2004, there were 4,792,215 shares of the CIGNA Fund outstanding. As of such date, the trustees and officers of the CIGNA Fund as a group owned less than 1% of the shares of the CIGNA Fund. Each shareholder that filed a Schedule 13G indicating that it beneficially owned more than 5% of the CIGNA Fund is listed below.

Name & Address	Type of Ownership*	% of CIGNA Fund
Deep Discount Advisors, Inc. Ron Olin Investment Management Company One West Pack Square, Suite 777 Asheville, North Carolina 28801	489,400	10.2%

Financial and Investment Management Group, LTD. 111 Cass Street Traverse City, Michigan 49684	377,250	8.00%

*	Deep Discount Advisors and Ron Olin Investment Management Company reported on Schedule 13G that they have no voting or dispositive power as to these shares. They reported to the Securities and Exchange Commission that they acquired these shares in the ordinary course of business with no intention of influencing control of the Fund.
*	Financial & Investment Management Group reported on Schedule 13G that it is an investment adviser, all shares are held in accounts of its clients, and that it has shared voting and dispositive power as to all these shares. It reported to the Securities and Exchange Commission that it acquired these shares in the ordinary course of business with no intention of influencing control of the Fund.

As of September 30, 2004, the BlackRock Fund had outstanding 13,597,126 Investor A shares. As of September 30, 2004, the trustees and officers of the BlackRock Fund as a group owned less than 1% of the outstanding shares of the BlackRock Fund. As of September 30, 2004, no person was known by the BlackRock Fund to own beneficially or of record 5% or more of any class of the shares of the BlackRock Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of BlackRock Fund

Saxon & Co., Philadelphia Pa	Investor A	34.15	21.95

Reliance Trust Co., Atlanta Ga	Investor A	18.40	0.98

Merrill Lynch, Jacksonville, FL	Investor A	6.59	7.40

Shareholder Proposals

As a general matter, the BlackRock Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not completed, the CIGNA Fund would continue to be listed on the NYSE and will continue to hold regular annual meetings of its shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the CIGNA Fund should send such proposal to the Secretary of the CIGNA Fund, 2223 Washington Street, 3 Newton Executive Park, Suite 200, Newton, Massachusetts 02462. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the BlackRock Fund should send such proposal to BlackRock, Inc., Attn: Robert Connolly, 40 East 52nd St., New York, New York 10022. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about                     , 2005. CIGNA Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the CIGNA Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The CIGNA Fund has retained The Altman Group, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The proxy solicitation expenses in connection with combinations of the CIGNA Fund with the BlackRock Fund are estimated to be approximately $            , all of which will be borne by CIGNA Advisors and BlackRock Advisors.

VOTING INFORMATION AND REQUIREMENTS

The CIGNA Board has fixed the close of business on                     , 2005 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. CIGNA Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

Proposal One—Approval of Plan of Reorganization

Approval by the CIGNA Fund of the proposed Plan of Reorganization will require the affirmative vote of the holders of a majority of the shares voted, if holders of at least 30% of the outstanding shares entitled to vote are present or represented by proxy at the Special Meeting. The holders of at least 30% of the shares of the CIGNA Fund entitled to vote shall be a quorum for the Special Meeting with respect to this proposal. If shareholders fail to approve the proposed Reorganization, the Reorganization will not occur.

Proposal Two—Approval of Interim Advisory Agreement

Approval by the CIGNA Fund of the proposed Interim Advisory Agreement will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the CIGNA Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of such Fund. If shareholders fail to approve the Interim Advisory Agreement the CIGNA Board will consider what action to take.

Voting Information

CIGNA Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone using the instructions provided on the enclosed proxy card. Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the secretary of the CIGNA Fund or by voting in person at the Special Meeting. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of the proposals. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the proposals.

The CIGNA Board knows of no business other than that described in the Notice which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote their proxies in accordance with their best judgment.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the CIGNA Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders of the CIGNA Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned. A shareholder vote may be taken by the CIGNA Fund on the proposals in this Combined Prospectus/Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Those proxies which are instructed to vote in favor of the proposals will vote in favor of any such adjournment, and those proxies which are instructed to vote against either proposal will vote against any such adjournment, as applicable.

You are requested to fill in, sign and return the enclosed proxy card promptly even if you expect to be present in person at the Special Meeting since you can always reverse your vote at the meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

                 , 2005

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [                    ], 2005, by and among BlackRock FundsSM, an open-end investment company and a Massachusetts business trust (the “Acquiring Trust”), with respect to BlackRock Core Bond Total Return Portfolio, a separate series of the Acquiring Trust (the “BlackRock Fund”), and CIGNA Investment Securities, a closed-end investment company and a Massachusetts business trust (the “CIGNA Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the CIGNA Fund in exchange for Investor A shares of the BlackRock Fund (“BlackRock Fund Shares”); (ii) the assumption by the Acquiring Trust, on behalf of the BlackRock Fund, of the Stated Liabilities (as defined in paragraph 1.3) of the CIGNA Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the BlackRock Fund Shares to the shareholders of the CIGNA Fund and the termination, dissolution and complete liquidation of the CIGNA Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the BlackRock Fund is a separate series of the Acquiring Trust, the Acquiring Trust is an open-end, investment company within the meaning of the Investment Company Act of 1940 (the “1940 Act”), the CIGNA Fund is a closed-end investment company within the meaning of the 1940 Act, and the CIGNA Fund owns securities that generally are assets of the character in which the BlackRock Fund is permitted to invest;

WHEREAS, each of the BlackRock Fund and the CIGNA Fund is properly treated as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the BlackRock Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the BlackRock Fund and that the interests of the existing shareholders of the BlackRock Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of the CIGNA Fund has determined that the Reorganization is in the best interests of the CIGNA Fund and that the interests of the existing shareholders of the CIGNA Fund will not be diluted as a result of the Reorganization;

WHEREAS, the CIGNA Fund offers one class of shares, the BlackRock Fund offers six classes of shares and only one class of shares of the BlackRock Fund, Investor A shares, is the class of shares which will be conveyed by the BlackRock Fund in connection with the transactions described herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE CIGNA FUND IN EXCHANGE FOR BLACKROCK

FUND SHARES AND THE ASSUMPTION OF CIGNA FUND STATED LIABILITIES

AND LIQUIDATION OF THE CIGNA FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the CIGNA Fund agrees to convey, transfer and deliver the assets of the CIGNA Fund described in paragraph 1.2 to the BlackRock Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the BlackRock Fund agrees: (a) to deliver to the CIGNA Fund the number of full and fractional shares of Investor A class of the BlackRock Fund, determined by dividing: (i) the aggregate value of the CIGNA Fund’s assets, net of the liabilities of the CIGNA Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one BlackRock Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the CIGNA Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the CIGNA Fund to be acquired by the BlackRock Fund shall consist of all property owned by the CIGNA Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the CIGNA Fund, any deferred or prepaid expenses shown as an asset on the books of the CIGNA Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the CIGNA Fund’s rights under this Agreement (the “Assets”).

The CIGNA Fund will, within 7 days prior to the Closing Date, furnish the BlackRock Fund with (a) a list of the CIGNA Fund’s portfolio securities and other investments and (b) a list of the CIGNA Fund’s “historic business assets,” which are defined for this purpose as (i) those assets that were acquired by the CIGNA Fund prior to the date of the approval of the Reorganization by the Board of Trustees of the CIGNA Fund and (ii) those assets that were acquired subsequent to such board approval but in accordance with the CIGNA Fund’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization, as specified to the CIGNA Fund by BlackRock Advisors.

1.3 LIABILITIES TO BE ASSUMED. The CIGNA Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The BlackRock Fund shall assume only those accrued and unpaid liabilities of the CIGNA Fund set forth in the CIGNA Fund’s statement of assets and liabilities as of the Closing Date delivered by the CIGNA Fund to the BlackRock Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The BlackRock Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the CIGNA Fund.

1.4 STATE FILINGS. Prior to the Closing Date, the CIGNA Fund shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date the CIGNA Fund will distribute in complete liquidation of the CIGNA Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “CIGNA Fund Shareholders”), all of the BlackRock Fund Shares received by the CIGNA Fund. Upon completion of the distribution of all of the BlackRock Fund shares in accordance with the prior sentence, the CIGNA Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.10 below. Such distribution will be accomplished by the transfer on the books of the BlackRock Fund of BlackRock Fund Shares credited to the account of the CIGNA Fund to open accounts on the share records of the BlackRock Fund in the name of the CIGNA Fund Shareholders, and representing the respective pro rata number of BlackRock Fund Shares due CIGNA Fund Shareholders. All issued and outstanding shares of the CIGNA Fund will, simultaneously with the liquidation, be cancelled on the books of the CIGNA Fund and will be null and void. The BlackRock Fund shall not issue certificates representing BlackRock Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of BlackRock Fund Shares will be shown on the books of the BlackRock Fund’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of BlackRock Fund Shares in a name other than the registered holder of the CIGNA Fund shares on the books of the CIGNA Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such BlackRock Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the CIGNA Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the CIGNA Fund.

1.9 TERMINATION AND DISSOLUTION. The CIGNA Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the Commonwealth of Massachusetts and the federal securities laws.

1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the CIGNA Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the CIGNA Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the BlackRock Fund, shall be made available to the CIGNA Fund from and after the Closing Date at the BlackRock Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11 The Acquiring Trust shall take all actions expressed herein as being the obligations of the BlackRock Fund on behalf of the BlackRock Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the BlackRock Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date, after the payment of the dividends pursuant to Section 7.3, using the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of the BlackRock Fund Shares shall be the net asset value per share computed on the Closing Date, using the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [            ], or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of [Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10016], or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The CIGNA Fund shall instruct its Custodian, State Street Bank and Trust Company (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the BlackRock Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the CIGNA Fund. The CIGNA Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the BlackRock Fund, PFPC Trust Company, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the CIGNA Fund as of the Closing Date for the account of the BlackRock Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The CIGNA Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the CIGNA Fund shall be transferred and delivered by the CIGNA Fund as of the Closing Date for the account of the BlackRock Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the BlackRock Fund or the CIGNA Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the BlackRock Fund or the CIGNA Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The CIGNA Fund shall instruct its transfer agent, Equiserve, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of CIGNA Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each CIGNA Fund Shareholder immediately prior to the Closing. The BlackRock Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing BlackRock Fund Shares to be credited on the Closing Date to the CIGNA Fund, or provide evidence reasonably satisfactory to the CIGNA Fund that such BlackRock Fund Shares have been credited to the CIGNA Fund’s account on the books of the BlackRock Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the CIGNA Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the BlackRock Fund of any of the Assets of the CIGNA Fund for the reason that any of such Assets have not yet been delivered to it by the CIGNA Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the CIGNA Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the BlackRock Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE CIGNA FUND. The CIGNA Fund represents and warrants to the Acquiring Trust, on behalf of the BlackRock Fund, as follows:

(a) The CIGNA Fund is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The CIGNA Fund is duly authorized to transact business in the

Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the CIGNA Fund. The CIGNA Fund has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the CIGNA Fund.

(b) The CIGNA Fund is registered as a closed-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The CIGNA Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the CIGNA Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the CIGNA Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the CIGNA Fund with respect to the CIGNA Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The CIGNA Fund’s shareholder reports, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The CIGNA Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms will not result in the violation of, Massachusetts law or any provision of the CIGNA Fund’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the CIGNA Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the CIGNA Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the CIGNA Fund is a party or by which it is bound.

(f) The CIGNA Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, (i) to be discharged prior to the Closing Date, (ii) reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof, or (iii) excluded liabilities.

(g) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or, to the CIGNA Fund’s knowledge, threatened against the CIGNA Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the CIGNA Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the CIGNA Fund to carry out the transactions contemplated by this Agreement. The CIGNA Fund knows of no facts that are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the CIGNA Fund for the fiscal year ended December 31, 2003, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the BlackRock Fund) fairly reflect the financial condition and the results of operations of the CIGNA Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the CIGNA Fund whether actual or contingent and whether or not determined or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) The unaudited financial statements of the CIGNA Fund for the six-month period ended June 30, 2004, copies of which have been furnished to the BlackRock Fund, present fairly the financial position of the CIGNA Fund as of June 30, 2004, and the results of its operations for the period then ended, in conformity with generally accepted accounting principles.

(j) There have been no changes in the financial position of the CIGNA Fund as reflected in the audited financial statements for the fiscal year ended December 31, 2003 and the unaudited financial statements for the six months ended June 30, 2004, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of CIGNA Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since June 30, 2004, there has been no material adverse changes in the CIGNA Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the CIGNA Fund (other than changes occurring in the ordinary course of business), or any incurrence by the CIGNA Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.1(j), a decline in the net asset value of the CIGNA Fund due to declines in the value of CIGNA Fund’s Assets or the discharge of CIGNA Fund liabilities shall not constitute a material adverse change.

(k) Since December 31, 2003 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the CIGNA Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the CIGNA Fund granted by or on behalf of the CIGNA Fund to any person; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the CIGNA Fund, except as otherwise contemplated by this Agreement, and that would reasonably be expected to have a material adverse effect on the assets or properties of the CIGNA Fund; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the CIGNA Fund for borrowed money or any commitment to borrow money by or on behalf of the CIGNA Fund; (v) any amendment of the CIGNA Fund’s Agreement and Declaration of Trust that would reasonably be expected to have a material adverse effect on the assets or properties of the CIGNA Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the CIGNA Fund other than a lien for taxes not yet due and payable.

(l) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the CIGNA Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the CIGNA Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(m) The CIGNA Fund has 12,000,000 authorized shares of beneficial interest of which, as of June 30, 2004, there were outstanding 4,792,215 shares of the CIGNA Fund, and no shares of the CIGNA Fund were held in its treasury. All issued and outstanding shares of beneficial interest of the CIGNA Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the “1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable (recognizing that under Massachusetts law, shareholders of the CIGNA Fund could, under certain circumstances, be held personally liable for the obligations of such portfolio), and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the CIGNA Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the CIGNA Fund’s transfer agent as provided in paragraph 3.4. The CIGNA Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the CIGNA Fund shares and has no outstanding securities convertible into any of the CIGNA Fund shares.

(n) At the Closing Date, the CIGNA Fund will have good and marketable title to the Assets to be transferred to the BlackRock Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the BlackRock Fund has received notice and which have been taken into account in the net asset valuation of the CIGNA Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the BlackRock Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the BlackRock Fund.

(o) The CIGNA Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the CIGNA Fund. Subject to approval by the CIGNA Fund Shareholders, this Agreement constitutes a valid and binding obligation of the CIGNA Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the CIGNA Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The information to be furnished by the CIGNA Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(q) The CIGNA Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(r) Except for the Registration Statement and the approval of this Agreement by the CIGNA Fund’s Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the CIGNA Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the CIGNA Fund as described in paragraph 4.1(s) is required for the consummation by the CIGNA Fund, of the transactions contemplated by this Agreement.

(s) The CIGNA Fund has called a special meeting of CIGNA Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [            ] (or such other date as the parties may agree to in writing).

4.2 REPRESENTATIONS OF THE BLACKROCK FUND. The Acquiring Trust, on behalf of the BlackRock Fund, represents and warrants to the CIGNA Fund, as follows:

(a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The BlackRock Fund is a legally designated, separate series of the

Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the BlackRock Fund. The Acquiring Trust, on behalf of the BlackRock Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the BlackRock Fund.

(b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the BlackRock Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Trust and the BlackRock Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to BlackRock Advisors and its affiliates, the Acquiring Trust or the BlackRock Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the CIGNA Fund furnished to the BlackRock Fund by the CIGNA Fund. Any written information furnished by the Acquiring Trust with respect to BlackRock Advisors and its affiliates, the Acquiring Trust or the BlackRock Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The BlackRock Fund’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The BlackRock Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust on behalf of the BlackRock Fund will not result in the violation of, Massachusetts law or any provision of the Acquiring Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust (with respect to the BlackRock Fund) or the BlackRock Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the BlackRock Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the BlackRock Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Acquiring Trust’s knowledge threatened against the BlackRock Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Trust or the BlackRock Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the BlackRock Fund to carry out the transactions contemplated by this Agreement. The BlackRock Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the BlackRock Fund as of September 30, 2004 and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the CIGNA Fund) fairly reflect the financial condition and the results of operations of the BlackRock Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the BlackRock Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the BlackRock Fund as reflected in the audited financial statements of the BlackRock Fund as of September 30, 2004 and for the fiscal year then ended, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of BlackRock Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse changes in the BlackRock Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the BlackRock Fund (other than changes occurring in the ordinary course of business), or any incurrence by the BlackRock Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the BlackRock Fund due to declines in the value of BlackRock Fund’s Assets, the discharge of the BlackRock Fund liabilities or the redemption of BlackRock Fund shares by BlackRock Fund Shareholders shall not constitute a material adverse change.

(i) Since September 30, 2004 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the BlackRock Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the BlackRock Fund granted by or on behalf of the BlackRock Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the BlackRock Fund, that would reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the BlackRock Fund, except as otherwise contemplated by this Agreement and that would not reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the BlackRock Fund for borrowed money or any commitment to borrow money by or on behalf of the BlackRock Fund; (v) any amendment of the Acquiring Trust’s Agreement and Declaration of Trust that would reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the BlackRock Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the BlackRock Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the BlackRock Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The Acquiring Trust has an unlimited number of authorized shares of beneficial interest of which, as of September 30, 2004, there were outstanding 13,597,126 shares of the BlackRock Fund, and no shares of the BlackRock Fund were held in the treasury of the Acquiring Trust. All issued and outstanding shares of beneficial interest of the BlackRock Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the BlackRock Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the BlackRock Fund’s transfer agent as provided in paragraph 3.4. The BlackRock Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the BlackRock Fund shares and has no outstanding securities convertible into any of the BlackRock Fund shares.

(l) At the Closing Date, the Acquiring Trust, on behalf of the BlackRock Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the CIGNA Fund has received notice at or prior to the Closing Date.

(m) The Acquiring Trust, on behalf of the BlackRock Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the BlackRock Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The BlackRock Fund Shares to be issued and delivered to the CIGNA Fund for the account of the CIGNA Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the BlackRock Fund Shares will be duly and validly issued and will be fully paid and nonassessable, (except as disclosed in the Acquiring Trust’s prospectus and recognizing that under Massachusetts law, shareholders of the Acquiring Trust could, under certain circumstances, be held personally liable for the obligations of such portfolio.)

(o) The information to be furnished by the BlackRock Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The BlackRock Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the CIGNA Fund as described in paragraph 4.1(r) is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE BLACKROCK FUND AND THE CIGNA FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the BlackRock Fund and CIGNA Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 The CIGNA Fund will prepare and deliver to the Acquiring Trust on the second business day prior to the Closing Date a statement of the assets and Stated Liabilities of the CIGNA Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the CIGNA Fund are being correctly determined in accordance with the terms of this Agreement. The CIGNA Fund will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of the CIGNA Fund and (2) a list of the CIGNA Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the CIGNA Fund.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the CIGNA Fund shall make available to the Acquiring Trust’s officers and agents all books and records relating to the CIGNA Fund.

5.4 ADDITIONAL INFORMATION. The CIGNA Fund will assist the BlackRock Fund in obtaining such information as the BlackRock Fund reasonably requests concerning the beneficial ownership of the CIGNA Fund’s shares.

5.5 CONTRACT TERMINATION. The CIGNA Fund will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the BlackRock Fund and the CIGNA Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the CIGNA Fund covenants that it will, as and when reasonably requested by the BlackRock Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the BlackRock Fund may reasonably deem necessary or desirable in order to vest in and confirm the BlackRock Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the CIGNA Fund shall furnish to the BlackRock Fund, in such form as is reasonably satisfactory to the BlackRock Fund, a statement of the earnings and profits of the CIGNA Fund for federal income tax purposes, as well as any capital loss carryovers and items that BlackRock Fund will succeed and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the CIGNA Fund.

5.8 UNAUDITED FINANCIAL STATEMENTS. The CIGNA Fund shall furnish to the BlackRock Fund within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the CIGNA Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principals applied on a consistent basis and such financial statements shall be certified by the Treasurer of the CIGNA Fund as complying with the requirements hereof.

5.9 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust will prepare and file with the Commission the Registration Statement relating to the BlackRock Fund Shares to be issued to shareholders of the CIGNA Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the CIGNA Fund shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the CIGNA Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the CIGNA Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in prompt preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10 LIABILITY INSURANCE. Effective on or prior to the Closing Date, for the period beginning at the Closing Date and ending not less than three years thereafter, the Acquiring Trust shall provide, or cause to be provided, reasonable liability insurance covering the actions of the independent trustees of the CIGNA Fund for the period they served as such to substantially the same extent and with approximately the same deductible as in effect on the date hereof, or provide tail or runoff insurance with the same terms and limits as currently in effect; provided, however, that in no event shall the Acquiring Trust be required to expend in excess of 200% of the annual premium currently paid by the CIGNA Fund for its current policy of liability insurance; and provided further that if the premium of such insurance coverage exceeds such amount, the Acquiring Trust shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding such amount.

5.11 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust nor the CIGNA Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the BlackRock Fund and the CIGNA Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Acquiring Trust, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden, Arps, Slate, Meagher & Flom LLP).

5.12 REASONABLE BEST EFFORTS. Each of the Acquiring Trust, the BlackRock Fund and the CIGNA Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.13 AUTHORIZATIONS. The BlackRock Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CIGNA FUND

The obligations of the CIGNA Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the BlackRock Fund of all the obligations to be performed by the BlackRock Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the BlackRock Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The BlackRock Fund shall have delivered to the CIGNA Fund on the Closing Date a certificate executed in the CIGNA Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the CIGNA Fund and dated as of the Closing Date, to such effect and as to such other matters as the CIGNA Fund shall reasonably request. The CIGNA Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Trust approving this Agreement and the transactions contemplated herein.

6.2 The CIGNA Fund shall have received on the Closing Date an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, dated as of the Closing Date, in a form reasonably satisfactory to the CIGNA Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the BlackRock Fund is a series thereof.

(c) The Acquiring Trust has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Acquiring Trust of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts.

(d) The Agreement has been duly executed and delivered by the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts and assuming the Agreement is valid and binding obligation of the CIGNA Fund constitutes the valid and binding obligation of the Acquiring Trust, enforceable against the Acquiring Trust in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(e) The execution and delivery by the Acquiring Trust of the Agreement and the performance by the Acquiring Trust of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Acquiring Trust.

(f) Neither the execution, delivery or performance by the Acquiring Trust of the Agreement nor the compliance by the Acquiring Trust with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or any applicable law of the United States of America.

(g) No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Trust or the enforceability of the Agreement against the Acquiring Trust.

(h) The BlackRock Fund Shares being issued pursuant to the Agreement have been duly authorized by the Acquiring Trust and upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid.

6.3 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution or shareholder servicing plan or agreement, other fees payable for services provided to the BlackRock Fund, or sales loads of the BlackRock Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BLACKROCK FUND

The obligations of the BlackRock Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the CIGNA Fund of all the obligations to be performed by the CIGNA Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the CIGNA Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The CIGNA Fund shall have delivered to the BlackRock Fund on the Closing Date a certificate executed in the CIGNA Fund’s name by the CIGNA Fund’s President and the Treasurer, in form and substance satisfactory to the BlackRock Fund and dated as of the Closing Date, to such effect and as to such other matters as the BlackRock Fund shall reasonably request. The BlackRock Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the CIGNA Fund approving this Agreement and the transactions contemplated herein.

7.2 The CIGNA Fund shall have delivered to the BlackRock Fund (1) a statement as of the Closing Date of the CIGNA Fund’s assets and Stated Liabilities, in accordance with paragraph 5.2, and (2) a list of the CIGNA Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the CIGNA Fund.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the CIGNA Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the CIGNA Fund shareholders all of the CIGNA Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4 The BlackRock Fund shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated as of the Closing Date, in a form reasonably satisfactory to the BlackRock Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The CIGNA Fund is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b) The CIGNA Fund is registered as a closed-end management investment company under the 1940 Act.

(c) The CIGNA Fund has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the CIGNA Fund of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the CIGNA Fund under the applicable laws of the Commonwealth of Massachusetts.

(d) The Agreement has been duly executed and delivered by the CIGNA Fund under the applicable laws of the Commonwealth of Massachusetts and assuming the Agreement is valid and binding obligation of the Acquiring Trust constitutes the valid and binding obligation of the CIGNA Fund, enforceable against the CIGNA Fund in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(e) The execution and delivery by the CIGNA Fund of the Agreement and the performance by the CIGNA Fund of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the CIGNA Fund.

(f) Neither the execution, delivery or performance by the CIGNA Fund of the Agreement nor the compliance by the CIGNA Fund with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or any applicable law of the United States of America.

(g) No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the CIGNA Fund or the enforceability of the Agreement against the CIGNA Fund.

7.5 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution or shareholder servicing plan or agreement, other fees payable for services provided to the CIGNA Fund, or sales loads of the CIGNA Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

7.6 The CIGNA Fund shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE

BLACKROCK FUND AND CIGNA FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the CIGNA Fund or the BlackRock Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the CIGNA Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the CIGNA Fund in accordance with the provisions of the CIGNA Fund’s agreement and declaration of trust and bylaws, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the BlackRock Fund, in such form as shall be reasonably acceptable to the BlackRock Fund. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the CIGNA Fund may waive the conditions set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund or the CIGNA Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Trust on Form N-1A under the 1940 Act covering the sale of shares of the BlackRock Fund shall be effective.

8.5 As of the Closing Date, there shall be no pending, or to the knowledge of the CIGNA Fund, threatened, litigation brought by any person against (a) the CIGNA Fund or any of the trustees or officers of the CIGNA Fund, that would reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund and (b) any of the investment advisers of the CIGNA Fund that would reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund and that are related to the Reorganization. Furthermore, no action, suit or other proceeding shall be pending, or to the knowledge of the CIGNA Fund, threatened, before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief from, (a) the CIGNA Fund or any of the trustees or officers of the CIGNA

Fund, that would reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund and (b) any of the investment advisers of the CIGNA Fund, that would reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund and that are related to the Reorganization.

8.6 As of the Closing Date, there shall be no pending or threatened litigation brought by any person against the Acquiring Trust or the BlackRock Fund or any of the investment advisers, trustees or officers of the foregoing, that relate to the Reorganization. Furthermore, no action, suit or other proceeding shall be pending or threatened, before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief from, the Acquiring Trust or the BlackRock Fund or any of the investment advisers, trustees or officers of the foregoing, that relate to the Reorganization.

8.7 The Acquiring Trust and the CIGNA Fund each shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the BlackRock Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the CIGNA Fund followed by the distribution of BlackRock Fund Shares to the CIGNA Fund Shareholders in complete dissolution and liquidation of the CIGNA Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the BlackRock Fund and the CIGNA Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the BlackRock Fund upon the receipt of all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the CIGNA Fund;

(c) no gain or loss will be recognized by the CIGNA Fund upon the transfer of the Assets to the BlackRock Fund solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the CIGNA Fund or upon the distribution (whether actual or constructive) of BlackRock Fund Shares to CIGNA Fund Shareholders in exchange for such shareholders’ shares of the CIGNA Fund in liquidation of the CIGNA Fund;

(d) no gain or loss will be recognized by the CIGNA Fund Shareholders upon the exchange of their CIGNA Fund shares solely for BlackRock Fund Shares in the Reorganization;

(e) the aggregate tax basis of BlackRock Fund Shares received by each CIGNA Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the CIGNA Fund shares exchanged therefor by such shareholder;

(f) the holding period of BlackRock Fund Shares to be received by each CIGNA Fund Shareholder pursuant to the Reorganization will include the period during which the CIGNA Fund shares exchanged therefor were held by such shareholder, provided such CIGNA Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the BlackRock Fund will be the same as the tax basis of such Assets to the CIGNA Fund immediately before the Reorganization; and

(h) the holding period of the Assets in the hands of the BlackRock Fund will include the period during which those assets were held by the CIGNA Fund.

Such opinion shall be based on customary assumptions and such representations as Skadden, Arps, Slate, Meagher & Flom LLP may reasonably request, and each CIGNA Fund and BlackRock Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the CIGNA Fund may waive the condition set forth in this paragraph 8.7.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, the CIGNA Fund shall bear the direct and indirect expenses it incurs, and BlackRock Advisors, Inc. shall bear the direct and indirect expenses incurred by the BlackRock Fund, each in connection with the purchase and sale of assets and liquidation and dissolution of the CIGNA Fund contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs. Notwithstanding the foregoing sentence, the reasonable out-of-pocket costs and expenses incurred by the parties hereto in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statements and the solicitation of the related proxies for the CIGNA Fund, shall be borne by CIGNA Investment Advisors, Inc. and BlackRock Advisors, Inc.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Trust, on behalf of the BlackRock Fund, and the CIGNA Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the CIGNA Fund. In addition, either the Acquiring Trust or the CIGNA Fund may at their option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the BlackRock Fund, the Acquiring Trust or the CIGNA Fund, or their respective Board of Trustees or officers, to the other party or its Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the CIGNA Fund as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the CIGNA Fund Shareholders called by the CIGNA Fund pursuant to paragraph 4.1(s) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of BlackRock Fund Shares to be issued to the CIGNA Fund Shareholders under this Agreement to the detriment of such CIGNA Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the BlackRock Fund, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the BlackRock Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the BlackRock Fund to satisfy the obligations of the BlackRock Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the BlackRock Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the BlackRock Fund as provided in the Acquiring Trust’s declaration of trust.

13.6 It is expressly agreed that the obligations of the CIGNA Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the CIGNA Fund personally, but shall bind only the trust property of the CIGNA Fund, as provided in its agreement and declaration of trust. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the CIGNA Fund and signed by authorized officers of the CIGNA Fund, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the CIGNA Fund as provided in its agreement and declaration of trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the CIGNA Fund, 280 Trumbull Street, H16C Street, Hartford, Connecticut 06103, Attention: Jeffrey S. Winer, Secretary, or to the Acquiring Trust, 40 East 52nd St., New York, New York 10022, Attention: Robert Connolly, or to any other address that the Acquiring Trust or the CIGNA Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

APPENDIX B

FUNDAMENTAL RESTRICTIONS

The CIGNA Fund

The CIGNA Fund is a closed-end management investment company. It is the CIGNA Fund’s policy to prohibit the purchase of securities of any one issuer that, if purchased, would cause more than 5% of 75% of its assets to be invested in such issuer, or cause 10% of the voting securities to be held by the CIGNA Fund. The CIGNA Fund limits investments in warrants to 2% of the CIGNA Fund’s total assets, limits the hypothecation, mortgage or pledging of any assets to secure permitted borrowing, and limits CIGNA Fund assets invested in securities that are not readily marketable to 25%. It is the CIGNA Fund’s policy not to purchase securities of other investment companies except for money market funds or for the purchase of securities in funds that represent compensation otherwise payable to the Directors of the CIGNA Fund pursuant to any deferred compensation plan existing at any time between the CIGNA Fund and one or more of its Directors.

The BlackRock Fund

The BlackRock Fund may not:

•	Purchase or sell real estate, except that the BlackRock Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

•	Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

•	Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the BlackRock Fund’s investment objective, policies and limitations may be deemed to be underwriting.

•	Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

•	Purchase securities of companies for the purpose of exercising control.

•	Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the BlackRock Fund’s transactions in futures contracts and related options or the BlackRock Fund’s sale of securities short against the box, and (b) the BlackRock Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

•	Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the BlackRock Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

•	Make loans, except that the BlackRock Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

•	Purchase or sell commodities, except that the BlackRock Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

B-1

•	Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the BlackRock Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the BlackRock Fund, except that up to 25% of the value of the fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the BlackRock Fund, does not exceed 10% of the value of the BlackRock Fund’s total assets.

•	Purchase any securities which would cause 25% or more of the value of the BlackRock Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

•	Issue senior securities, borrow money or pledge its assets, except that the BlackRock Fund may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. The BlackRock Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the BlackRock Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the BlackRock Fund’s total assets will not require the BlackRock Fund to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

B-2

APPENDIX C

ADDITIONAL DETAILS ON INVESTMENT ADVISORY ARRANGEMENTS

The following officers and trustees of the BlackRock Fund are also officers, directors or shareholders of BlackRock Advisors:

Name	Position held with the BlackRock Fund	Position held with BlackRock Advisors, Inc.	Ownership interest in BlackRock Advisors, BlackRock, Inc. and/or The PNC Financial Services Group, Inc.
Laurence D. Fink	Trustee and President	Chief Executive Officer	Owns less than 1.00% of Class A and 3.57% of Class B of BlackRock, Inc., and less than 1.00% of The PNC Financial Services Group, Inc.
Paul Audet	Treasurer	Member of Board of Directors	*
Anne Ackerley	Vice President	Managing Director	*
Ellen Corson	Assistant Treasurer	N/A	*
Brian P. Kindelan	Secretary	Managing Director	*
Vincent Tritto	Assistant Secretary	N/A	*
Bart Battista	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Managing Director	*

The directors and principal executive officers of BlackRock Advisors, and their addresses and principal occupations are:

Name and Address	Principal Occupation
Laurence D. Fink, Chief Executive Officer 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Chairman and Chief Executive Officer

Ralph L. Schlosstein, Director and President 40 East 52nd Street New York, NY 10022	BlackRock, Inc., President and Director

Robert S. Kapito, Director and Vice Chairman 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Vice Chairman and Chief Investment Officer

Paul L. Audet, Director 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Chief Financial Officer and Managing Director

Robert P. Connolly, Managing Director, General Counsel and Secretary 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Managing Director, General Counsel and Secretary

C-1

Name and Address	Principal Occupation

Laurence J. Carolan, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

Kevin M. Klingert, Director and Managing Director 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Managing Director

John P. Moran, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

C-2

APPENDIX D

SHARE PRICE DATA FOR THE CIGNA FUND

The CIGNA Fund’s common stock is publicly held and is listed and traded on the NYSE under the symbol “IIS.” The following table sets forth for the periods indicated (i) the high and low sale prices for the shares as reported in the consolidated transaction reporting system, (ii) the high and low net asset values per share, and (iii) the high and low percentages by which the shares traded at a premium over, or discount from, the CIGNA Fund’s net asset values per share:

Quarter or Other Period Ended	High Sales Price Per Share	Low Sales Price Per Share	Net Asset Values Per Share (1)		Discount (-) or Premium (+) (2)
			High	Low	High	Low
September 30, 2004	16.95	15.78	18.87	18.61	(10.14)	(14.72)
June 30, 2004	17.32	15.20	18.96	18.28	(9.12)	(16.18)
March 31, 2004	17.60	16.90	19.20	18.87	(8.82)	(10.78)
December 31, 2003	17.26	16.78	19.24	18.91	(9.72)	(11.82)
September 30, 2003	17.60	16.40	19.29	18.68	(9.31)	(12.28)
June 30, 2003	17.65	17.00	19.49	18.80	(8.35)	(10.48)
March 31, 2003	17.58	16.75	19.06	18.59	(7.41)	(9.34)
December 31, 2002	17.00	16.40	18.73	18.18	(8.48)	(10.73)
September 30, 2002	16.93	16.12	18.54	18.03	(8.87)	(10.73)
June 30, 2002	16.75	16.26	18.22	17.97	(8.18)	(10.41)
March 31, 2002	17.45	16.20	18.48	17.88	(5.92)	(11.05)
December 31, 2001	17.09	16.09	18.80	18.17	(7.64)	(10.95)

(1)	The net asset value per share is calculated and released to the public by the CIGNA Fund weekly on the last business day of the week. This column does not necessarily show the highest or the lowest net asset value per share during the period.
(2)	This column shows the high and low discount or premium for days on which the CIGNA Fund publicly released its weekly net asset value. It does not necessarily show the highest or lowest discount or premium from net asset value during the period.

D-1

APPENDIX E

INTERIM INVESTMENT ADVISORY AGREEMENT

AGREEMENT MADE THIS 24th day of November, 2004, by and between CIGNA INVESTMENT SECURITIES, a Massachusetts business trust (the “Company”), and BLACKROCK ADVISORS, INC., a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Company and the Adviser wish to enter into an agreement setting forth the terms upon which the Adviser will perform certain services for the Company;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

1. The Company hereby employs the Adviser to manage the investment and reinvestment of the assets of the Company, subject to the control of the Board of Trustees of the Company, for the period and on the terms herein set forth. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation herein provided.

2. (a) The Adviser, at its expense, will furnish continuously an investment program for the Company, will determine, subject to the control and periodic review of the Board of Trustees of the Company, what investments shall be purchased, held, sold or exchanged by the Company, and what portion, if any, of the assets of the Company shall be held in cash, cash equivalents or other temporary investments and will, on behalf of the Company, make changes in the Company’s investments.

(b) The Adviser, at its own expense, shall place orders for the purchase and sale of portfolio securities for the Company’s account with brokers or dealers selected by the Adviser. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Company the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a Company portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer—viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

3. In addition to performing at its own expense the obligations set forth in paragraph 2 hereof, the Adviser shall furnish at its own expense or pay the expenses of the Company for office space in the offices of the Adviser or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment.

4. Except as otherwise agreed by the Advisor, nothing in paragraph 3 hereof shall require the Adviser to bear, or to reimburse the Company for:

(a) any of the costs of printing and mailing proxy materials of the Company;

(b) the costs of printing and mailing of sales literature and offering circulars required by regulatory authorities;

(c) compensation of the Trustees of the Company who are not directors, officers or employees of the Adviser or any of its subsidiaries;

(d) registration, filing and other fees in connection with requirements of regulatory authorities or listing or obtaining trading privileges on stock exchanges;

(e) the charges and expenses of the custodian and other third parties appointed by the Company for custodial, paying agent, transfer agent and plan agent services;

(f) charges and expenses of independent accountants retained by the Company;

(g) charges and expenses of any transfer agents and registrars appointed by the Company;

(h) issue and transfer taxes, brokers’ commissions chargeable to the Company in connection with securities transactions to which the Company is a party, including any portion of such commissions attributable to research and brokerage services as defined by Section 28(e) of the Securities Exchange Act of 1934, as amended from time to time;

(i) taxes and fees payable by the Company to federal, state or other governmental agencies;

(j) the cost of stock certificates (if any) representing shares of the Company;

(k) legal fees and expenses in connection with the affairs of the Company, including registering and qualifying its shares with federal and state regulatory authorities; and

(l) expenses of shareholders’ and trustees’ meetings.

5. The Adviser shall indemnify the Company against any expense of personnel of the Adviser, or any affiliate of the Adviser, which might otherwise have been charged to the Company under any provision of this Agreement.

6. The Adviser agrees to hold the Company harmless with respect to any and all damages the Company may sustain resulting from any dishonest act of any employee or agent of the Adviser. This paragraph 6 is in addition to, and not by way of limitation of, any other rights of indemnification which the Company may have hereunder or otherwise.

7. The services of the Adviser to the Company hereunder are not to be deemed exclusive and the Adviser shall be free to render similar service to others so long as its services hereunder are not impaired or interfered with thereby.

8. (a) As compensation for all services to be rendered by the Adviser hereunder, the Company shall pay the Adviser an investment advisory fee at an annual rate of 0.55% of the first $75 million of the Company’s average net assets, and 0.40% of average net assets in excess of $75 million. The Company’s average net asset value shall be determined as of the close of business on the last day in each week in which the New York Stock Exchange is open for trading, and such other times as the Board of Trustees of the Company shall determine. Said fee shall be paid in monthly installments promptly following the end of each month and each installment shall be based on the average of the weekly net asset values of the Company computed during such month by the Adviser.

(b) The fee as described in the paragraph 8(a) shall be reduced in any fiscal year of the Company by the amount that the expenses of the Company, including such fee but excluding taxes, transaction costs incurred in acquiring and disposing of portfolio securities, interest and extraordinary expenses, exceed the total of 1 1/2% of the first $30 million of the Company’s average monthly net asset value and 1% of the excess over $30 million or the expense limits imposed upon investment companies then selling their shares by the securities commissions of the states in which the companies were registered for sale, whichever is higher. Reductions shall be made at the time of each monthly payment on an estimated basis, if appropriate, and an adjustment to reflect the reduction on an annual basis shall be made, if necessary, in the fee payable with respect to the last month in any fiscal year of the Company. The Adviser shall promptly refund any amount paid in excess of the fee determined to be due for such year.

(c) The compensation provided in this paragraph 8 shall be the only compensation to which the Adviser shall be entitled under this Agreement.

(d) If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Adviser’s compensation for such fraction of the month shall be determined by applying the foregoing percentages to the average of the weekly net asset values of the Company during such fraction of a month (or, if none, to the asset value of the Company as calculated on the last day of the preceding month on which the New York Stock Exchange was open for trading) and in the proportion that such fraction of a month bears to the entire month.

9. (a) This Agreement will take effect on the date of this Agreement, and unless sooner terminated, this Agreement will terminate on the 150th day following the date of termination of the predecessor agreement between the Company and TimesSquare Capital Management, Inc.

(b) This Agreement shall immediately terminate in event of its assignment (as that term is defined in the Investment Company Act of 1940).

(c) This Agreement may be terminated by the Adviser on 90 days’ written notice to the Company.

10. Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage prepaid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Company is c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, CT 06103 and that of the Adviser for this purpose shall be 100 Bellevue Parkway, Wilmington, DE 19809.

11. INTERIM CONTRACT PROVISIONS. Notwithstanding any other provision of this Agreement:

(a) Prior to this Agreement being approved by a vote of a majority of the Company’s outstanding voting securities in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”): (i) in no event shall compensation paid to the Adviser hereunder exceed the amount permitted by Rule 15a-4 under the 1940 Act; (ii) all fees payable to the Adviser hereunder shall be held in an interest-bearing escrow account with the Company’s custodian or a bank (the “Escrow Account”); and (iii) this Agreement may be terminated at any time without the payment of any penalty, by vote of the Trustees of the Company or by a vote of a majority of the outstanding voting securities of the Company on 10 days’ prior written notice to the Adviser. Funds held in the Escrow Account, including interest earned, shall be paid to the Adviser promptly after approval of this Agreement by the vote of a majority of the Company’s outstanding voting securities in accordance with the 1940 Act, provided that such approval is obtained no later than 150 days after the date of this Agreement.

(b) If this Agreement is not approved by a vote of a majority of the Company’s outstanding voting securities within the time period stated above in paragraph 9(a), (i) this Agreement shall immediately terminate; and (ii) the Adviser shall receive from the Escrow Account the lesser of: (A) the sum of the amount of any costs incurred by the Adviser in performing its duties under this Agreement prior to such termination plus any interest earned on that amount, and (B) the sum of the amount deposited in the Escrow Account plus any interest earned on that amount.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate on the day and year first above written.

CIGNA INVESTMENT SECURITIES		BLACKROCK ADVISORS, INC

By		By
Jeffrey S. Winer Vice President and Secretary

BLACKROCK FUNDS

CIGNA INVESTMENT SECURITIES

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

                , 2005

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of CIGNA Investment Securities (the “CIGNA Fund”), a closed-end management investment company, into the BlackRock Core Bond Total Return Portfolio (the “BlackRock Fund”), a series of BlackRock Funds, an open-end management investment company.

This SAI contains information which may be of interest to shareholders relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated                 , 2005 (the “Combined Prospectus/Proxy Statement”) of the BlackRock Fund. As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of all the assets of, and the assumption of certain stated liabilities of, the CIGNA Fund, in exchange solely for Investor A shares of the BlackRock Fund. The CIGNA Fund would distribute the BlackRock Fund shares it receives to its shareholders in complete liquidation of the CIGNA Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to CIGNA Investment Securities, c/o CIGNA Investment Advisors, Inc., 280 Trumbull Street, Hartford, CT 06103 or by calling (800) 528-6718.

1

TABLE OF CONTENTS

I.	Additional Information about the BlackRock Fund and the CIGNA Fund	3

II.	Financial Statements	3

2

I.	ADDITIONAL INFORMATION ABOUT THE BLACKROCK FUND AND THE CIGNA FUND

THE BLACKROCK FUND: The BlackRock Fund’s Statement of Additional Information in the N-1A for the BlackRock Fund dated January 28, 2004, as supplemented October 27, 2004, as filed with the Securities and Exchange Commission is incorporated by reference into this SAI related to the Combined Proxy/Prospectus Statement.

THE CIGNA FUND: The CIGNA Fund’s Annual Report for the fiscal year ended December 31, 2003 and the Semi-Annual Report for the six month period ended June 30, 2004, as filed with the Securities and Exchange Commission is incorporated by reference into this SAI related to the Combined Proxy/Prospectus Statement.

II.	FINANCIAL STATEMENTS

The unaudited financial statements and notes thereto of the CIGNA Fund contained in its Semi-Annual Report to Shareholders dated June 30, 2004 and the audited financial statements and notes thereto of the CIGNA Fund contained in its Annual Report to Shareholders dated December 31, 2003, are incorporated by reference into this SAI related to the Combined Proxy/ Prospectus Statement. The financial statements and notes thereto which appear in the CIGNA Fund’s Annual Report to Shareholders have been audited by PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. The financial statements and notes thereto for the CIGNA Fund for the fiscal year ended December 31, 2003 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on their authority as experts in auditing and accounting.

The audited financial statements and notes thereto of the BlackRock Fund contained in its Annual Report to Shareholders dated September 30, 2004 as filed on the BlackRock Fund’s Form N-CSR, as it may be amended from time to time, are incorporated herein by reference. The financial statements and notes thereto which appear on such Form N-CSR have been audited by Deloitte & Touche LLP whose report thereon also appears on such Form N-CSR and is also incorporated herein by reference. The financial statements and the notes thereto for the BlackRock Fund for the fiscal year ended September 30, 2004 have been incorporated herein in reliance on the report of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting.

3

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Indemnification of BlackRock Funds’ principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement incorporated by reference herein as Exhibit     . Indemnification of BlackRock Funds’ Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 12 of the Custodian Agreement filed herewith as Exhibit     , Section 12 of the Transfer Agency Agreement filed herewith as Exhibit and Section 9 of the Administration Agreement filed herewith as Exhibit     . BlackRock Fund intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the BlackRock Fund’s Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification. The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate Jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 9.6 of the BlackRock Funds’ Declaration of Trust, filed herein as Exhibit 1(a), also provides for the indemnification of shareholders of BlackRock Funds. Section 9.6 states as follows:

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

ITEM 16. EXHIBITS

Ex. Number	Description
(1)(a)	Declaration of Trust of BlackRock FundsSM dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on January 27, 1998

(b)	Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on January 27, 1998

(c)	Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on January 27, 1998

(d)	Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to BlackRock FundsSM’ Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996

(e)	Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on January 27, 1998

(2)	Amended and Restated Code of Regulations of BlackRock FundsSM is incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 42 to BlackRock FundSM’ Registration Statement on Form N-1A filed on June 11, 1999

(3)	None

(4)	Form of Agreement and Plan of Reorganization, filed herewith as Appendix A to Proxy Statement/Prospectus

(5)	Sections V, VIII and IX of BlackRock FundsSM’ Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on January 27, 1998; Article II of BlackRock FundsSM’ Code of Regulations is incorporated herein by reference to Exhibit (2) of Post-Effective Amendment No. 33 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on January 27, 1998

(6)(a)	Investment Advisory Agreement between BlackRock FundsSM and BlackRock Advisors, Inc. is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 21 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on May 30, 1996

(b)	Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on May 30, 1996

Ex. Number	Description
(c)	Form of Amendment No. 1 to Investment Advisory Agreement between BlackRock FundsSM and BlackRock Advisors, Inc. dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ee) of Post-Effective Amendment No. 68 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on January 28, 2003

(d)	Form of Amendment No. 1 to Investment Advisory Agreement between BlackRock FundsSM and BlackRock Financial Management, Inc. dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ff) of Post-Effective Amendment No. 68 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on January 28, 2003

(e)	Form of Amendment No. 1 to Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(gg) of Post-Effective Amendment No. 68 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on January 28, 2003

(7)(a)	Distribution Agreement between BlackRock FundsSM and BlackRock Distributors, Inc. dated as of January 2, 2001 is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 59 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on January 29, 2001

(b)	Form of Appendix A to Distribution Agreement between BlackRock FundsSM and BlackRock Distributors, Inc. is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 86 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on November 3, 2004

(8)	None

(9)(a)	Amended and Restated Custodian Agreement dated February 10, 2004 between BlackRock FundsSM and PFPC is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 86 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on November 3, 2004

(b)	Sub-Custodian Agreement dated April 27, 1992 among BlackRock FundsSM, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 34 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on February 13, 1998

(c)	Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(f) of Post-Effective Amendment No. 33 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on January 27, 1998

(d)	Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 34 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on February 13, 1998

(e)	Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 34 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on February 13, 1998

(f)	Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on January 28, 1997

Ex. Number	Description
(10)(a)	Amended and Restated Distribution and Service Plan dated September 10, 2004 of BlackRock FundsSM is incorporated herein by reference to Exhibit 13(a) of Post-Effective Amendment No. 86 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on November 3, 2004

(b)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System dated September 10, 2004 of BlackRock FundsSM is incorporated herein by reference to Exhibit 14(a) of Post-Effective Amendment No. 86 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on November 3, 2004

(11)	Opinion and Consent of counsel—Skadden, Arps, Slate, Meagher & Flom LLP*

(12)	Opinion and Consent of counsel—Skadden, Arps, Slate, Meagher & Flom LLP, regarding certain tax matters*

(13)(a)	Amended and Restated Administration Agreement dated February 10, 2004 among BlackRock FundsSM, BlackRock Advisors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 86 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on November 3, 2004

(b)	Amended and Restated Transfer Agency Agreement dated February 10, 2004 between BlackRock FundsSM and PFPC Inc. is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 86 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on November 3, 2004

(c)	Share Acquisition Agreement dated April 29, 1998 by and among BlackRock FundsSM and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein is incorporated herein by reference to Exhibit 9(l) of Post-Effective Amendment No. 36 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on April 29, 1998

(d)	Form of Amendment Agreement to Transfer Agency Agreement dated October 4, 1989 between BlackRock FundsSM and PFPC Inc. relating to internet services is incorporated herein by reference to Exhibit 8(m) of Post-Effective Amendment No. 56 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on August 16, 2000

(e)	Form of Amendment Agreement to Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(n) of Post-Effective Amendment No. 58 to BlackRock FundsSM’ Registration Statement on Form N-1A filed on November 14, 2000

(14)(a)	Consent of Deloitte & Touche LLP, filed herewith

(b)	Consent of PricewaterhouseCoopers LLP, filed herewith

(c)	Consent of PricewaterhouseCoopers LLP, filed herewith

(15) & sp	None

(16)(a)	Power of Attorney of David R. Wilmerding, Jr. dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-lA filed on September 27, 2004

(b)	Power of Attorney of Robert M. Hernandez dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-1A filed on September 27, 2004

(c)	Power of Attorney of Laurence D. Fink dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-lA filed on September 27, 2004

Ex. Number	Description
(d)	Power of Attorney of Stuart E. Eizenstat dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-lA filed on September 27, 2004

(e)	Power of Attorney of Dr. Matina Horner dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-1A filed on September 27, 2004

(17)	Form of Proxy Ballot is incorporated herein by reference to Exhibit 17 of Registrant’s Registration Statement on Form N-14 filed on October 1, 2004

*	To be filed by amendment.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion, but in any event no later than one business day after consummation of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the City of New York and State of New York, on the 26th day of January, 2005.

BLACKROCK FUNDSSM

By:	/s/ LAURENCE D. FINK
Laurence D. Fink President (Principal Executive Officer)

By:	/s/ PAUL AUDET
Paul Audet Treasurer (Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

	Signature	Title	Date

	*STUART E. EIZENSTAT (Stuart E. Eizenstat)	Trustee	January 26, 2005

	*LAURENCE D. FINK (Laurence D. Fink)	Trustee and President	January 26, 2005

	*ROBERT M. HERNANDEZ (Robert M. Hernandez)	Trustee	January 26, 2005

	*DR. MATINA HORNER (Dr. Matina Horner)	Trustee	January 26, 2005

	*DAVID R. WILMERDING, JR. (David R. Wilmerding, Jr.)	Trustee and Chairman of the Board	January 26, 2005

*BY:	/s/ ANNE ACKERLEY Anne Ackerley, Attorney-in-fact